                                                                    EXHIBIT 99.3

================================================================================



                              FORMATION AGREEMENT

                          relating to the formation of

                          CROWN ATLANTIC COMPANY LLC,

                      CROWN ATLANTIC HOLDING SUB LLC, and

                       CROWN ATLANTIC HOLDING COMPANY LLC



                           Dated:  December 8, 1998



================================================================================

                                   STEEL CO.

                              FORMATION AGREEMENT

                               Table of Contents


                                                                                                   Page
ARTICLE 1 - CERTAIN DEFINITIONS.....................................................................-2-

ARTICLE 2 - FORMATION OF OPCO......................................................................-11-
         2.1      Purpose of OpCo..................................................................-11-
         2.2      Formation of OpCo................................................................-11-
         2.3      Contribution of BAM Contributed Assets and BAM Assumed Liabilities...............-12-
                  2.3.1    Transfer of BAM Contributed Assets......................................-12-
                  2.3.2    Excluded Assets.........................................................-12-
                  2.3.3    Assumption of BAM Assumed Liabilities...................................-13-
                  2.3.4    Limitations on Assumption of Liabilities................................-14-
                  2.3.5    Assignment or Subcontracting of Purchased Contracts.....................-14-
                  2.3.6    Consent of Third Parties................................................-15-
                  2.3.7    Bulk Transfer Laws......................................................-15-
                  2.3.8    Certain Apportionments..................................................-15-
         2.4      Contribution of Bidder Contributed Cash..........................................-16-
         2.5      Global Lease Agreement...........................................................-16-
         2.6      Build-to-Suit Agreement..........................................................-16-
         2.7      Bidder Services Agreement........................................................-16-
         2.8      Transitional Services Agreement..................................................-17-

ARTICLE 3 - FORMATION OF HOLDCO SUB AND HOLDCO, ANTICIPATED FINANCING..............................-17-
         3.1      Purpose of HoldCo and HoldCo Sub.................................................-17-
         3.2      Formation of HoldCo Sub..........................................................-17-
         3.3      Management Agreement.............................................................-17-
         3.4      Contributed Cash Distribution....................................................-17-
         3.5      Formation of HoldCo..............................................................-18-
         3.6      Financing........................................................................-19-
         3.7      BAM-Sub Guarantee................................................................-19-
         3.8      Adjustments Based Upon Number of Included Tower Structures.......................-19-
         3.9      Adjustments Based Upon Revenue Run Rate of Included Towers.......................-21-
         3.10     Adjustment Based Upon Revenues Receivable under Certain Third Party Leases.......-22-

ARTICLE 4 - CLOSING................................................................................-22-
         4.1      Closing..........................................................................-22-
         4.2      Items to be Delivered and Actions to be Taken at Closing.........................-22-
         4.3      Further Assurances...............................................................-24-

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES.........................................................-25-
         5.1      Representations and Warranties of BAM............................................-25-
                  5.1.1    Corporate...............................................................-25-
                  5.1.2    Authorization...........................................................-25-
                  5.1.3    Consents and Approvals..................................................-25-

                  5.1.4    Title to and Condition of Assets and Related Matters....................-26-
                  5.1.5    Real Property...........................................................-26-
                  5.1.6    Legal Proceedings and Compliance with Law...............................-27-
                  5.1.7    Governmental Permits....................................................-27-
                  5.1.8    Contracts...............................................................-27-
                  5.1.9    Employees and Employee Relations........................................-28-
                  5.1.10   Employee Benefit Plans..................................................-28-
                  5.1.11   Environmental Matters...................................................-29-
                  5.1.12   Absence of Certain Changes or  Events...................................-29-
                  5.1.13   Availability of Documents...............................................-29-
                  5.1.14   Purchase for Investment.................................................-29-
                  5.1.15   Broker or Finder........................................................-30-
                  5.1.16   No Other Warranties.....................................................-30-
         5.2      Representations and Warranties of Transferring Partnerships......................-30-
                  5.2.1    Partnership.............................................................-30-
                  5.2.2    Authorization...........................................................-30-
                  5.2.3    Consents and Approvals..................................................-30-
         5.3      Representations and Warranties of Bidder and Bidder Member.......................-31-
                  5.3.1    Corporate...............................................................-31-
                  5.3.2    Authorization...........................................................-31-
                  5.3.3    Consents and Approvals..................................................-31-
                  5.3.4    Broker or Finder........................................................-31-
                  5.3.5    Capital Stock...........................................................-31-
                  5.3.6    SEC Reports.............................................................-32-
                  5.3.7    Absence of Certain Changes..............................................-32-
                  5.3.8    Bidder Articles and Bylaws..............................................-32-
                  5.3.9    Threatened or Pending Litigation........................................-33-
                  5.3.10   No Impact of Bidder Agreements on OpCo, HoldCo or HoldCo Sub............-33-
                  5.3.11   Bidder Contributed Shares...............................................-33-
                  5.3.12   Share Ownership Limitations.............................................-33-
                  5.3.13   Bidder Financing........................................................-33-
                  5.3.14   Funds Available for Bidder Contribution.................................-34-
                  5.3.15   Purchase for Investment.................................................-34-
                  5.3.16   No Other Representations or Warranties..................................-34-

ARTICLE 6 -    AGREEMENTS PENDING CLOSING..........................................................-34-
         6.1      Agreements of BAM Pending the Closing............................................-34-
                  6.1.1    Business in the Ordinary Course.........................................-34-
                  6.1.2    Update Schedules........................................................-34-
                  6.1.3    Conduct of Business.....................................................-35-
                  6.1.4    Sale of Assets; Negotiations............................................-35-
                  6.1.5    Access..................................................................-35-
                  6.1.6    Press Releases..........................................................-35-
                  6.1.7    Required BAM Phase I Environmental Reports..............................-36-
         6.2      Agreements of Bidder and Bidder Member Pending the Closing.......................-37-
                  6.2.1    Update Schedules........................................................-37-
                  6.2.2    Conduct of Business.....................................................-37-
                  6.2.3    Access..................................................................-37-
                  6.2.4    Press Releases..........................................................-37-
                  6.2.5    Optional Bidder Phase I Environmental Reports...........................-38-

                  6.2.6    No Modification of Commitment Letter or Forms of Financing Documents....-38-
                  6.2.7    Rights Agreement Amendment..............................................-38-
         6.3       Agreements of BAM and Bidder Pending Closing....................................-38-
                  6.3.1    Approvals and Consents and Regulatory Filings...........................-38-
                  6.3.2    Identified Employees....................................................-39-

ARTICLE 7 - CONDITIONS PRECEDENT TO THE CLOSING....................................................-39-
         7.1      Conditions Precedent to BAM's Obligations........................................-39-
                  7.1.1    Representations and Warranties True as of the Closing Date..............-39-
                  7.1.2    Compliance with this Agreement..........................................-40-
                  7.1.3    Closing Certificate.....................................................-40-
                  7.1.4    Financing...............................................................-40-
                  7.1.5    No Threatened or Pending Litigation.....................................-40-
                  7.1.6    Consents and Approvals..................................................-40-
                  7.1.7    Optional Bidder Phase I Reports.........................................-40-
                  7.1.8    Fundamental Transactions................................................-40-
                  7.1.9    Bidder Services Agreement...............................................-40-
                  7.1.10   Management Agreement....................................................-41-
                  7.1.11   Transitional Services Agreement.........................................-41-
                  7.1.12   Rights Agreement Amendment..............................................-41-
         7.2      Conditions Precedent to the Obligations of Bidder................................-41-
                  7.2.1    Representations and Warranties True as of the Closing Date..............-41-
                  7.2.2    Compliance with this Agreement..........................................-41-
                  7.2.3    Closing Certificate.....................................................-41-
                  7.2.4    Financing...............................................................-41-
                  7.2.5    No Threatened or Pending Litigation.....................................-41-
                  7.2.6    Consents and Approvals..................................................-42-
                  7.2.7    Required BAM Phase I Reports............................................-42-
                  7.2.8    Bidder Services Agreement...............................................-42-
                  7.2.9    Management Agreement....................................................-42-
                  7.2.10   Transitional Services Agreement.........................................-42-

ARTICLE 8 - CERTAIN POST-CLOSING COVENANTS OF THE PARTIES..........................................-42-
         8.1      Post-Closing Covenants Related to OpCo...........................................-42-
                  8.1.1    Conduct of Business.....................................................-42-
                  8.1.2    Solvency................................................................-43-
                  8.1.3    Bankruptcy..............................................................-43-
                  8.1.4    Indebtedness............................................................-43-
                  8.1.5    Liens...................................................................-43-
                  8.1.6    Issuance of Interests...................................................-43-
                  8.1.7    Contingent Obligations..................................................-43-
                  8.1.8    Preservation of Existence...............................................-44-
                  8.1.9    Merger or Sale of Assets................................................-44-
                  8.1.10   Dealings with Affiliates................................................-44-
                  8.1.11   Dividends; Distributions................................................-44-
         8.2      Post-Closing Covenants Related to HoldCo, HoldCo Sub and OpCo....................-45-
                  8.2.1    Conduct of Business.....................................................-45-
                  8.2.2    Use of Proceeds.........................................................-45-
                  8.2.3    Solvency................................................................-45-
                  8.2.4    Bankruptcy..............................................................-45-

                  8.2.5    Indebtedness............................................................-45-
                  8.2.6    Liens...................................................................-45-
                  8.2.7    Contingent Obligations..................................................-46-
                  8.2.8    Issuance of Interests...................................................-46-
                  8.2.9    Preservation of Existence...............................................-46-
                  8.2.10   Merger or Sale of Assets................................................-46-
                  8.2.11   Dealings with Affiliates................................................-46-
                  8.2.12   Business Plan and Annual Budget.........................................-46-
                  8.2.13   Certain Contracts.......................................................-48-
                  8.2.14   Action as Members of HoldCo Sub.........................................-48-
                  8.2.15   Voting of Bidder Contributed Shares.....................................-48-
         8.3      Delivery of Financial Statements.................................................-48-
         8.4      HoldCo, HoldCo Sub and OpCo Boards of Representatives............................-49-
         8.5      Covenants Are For Benefit of Members.............................................-49-
         8.6      Agreement Regarding Identified Employees.........................................-49-

ARTICLE 9 - CERTAIN ANCILLARY ARRANGEMENTS OF THE PARTIES..........................................-49-
         9.1      Restriction on Sales by Bidder...................................................-49-
         9.2      Restriction on Sales by BAM......................................................-50-
         9.3      BAM Right of First Refusal.......................................................-50-
         9.4      Bidder Member's Right of First Refusal...........................................-51-
         9.5      Right of Participation in Sales..................................................-52-
         9.6      Transfer of BAM Retained Interest................................................-53-
         9.7      Nomination of Director...........................................................-53-
         9.8      Registration Rights..............................................................-53-
         9.9      Specific Performance.............................................................-53-

ARTICLE  10 - INDEMNIFICATION......................................................................-54-
         10.1     Indemnification by BAM...........................................................-54-
         10.2     Indemnification by Bidder........................................................-54-
         10.3     Indemnification by OpCo..........................................................-55-
         10.4     Indemnification by Bidder Member.................................................-55-
         10.5     Procedure for Claims.............................................................-55-
         10.6     Certain Limitations..............................................................-56-
         10.7     Non-Third Party Claims...........................................................-57-
         10.8     Claims Period....................................................................-57-
         10.9     Third Party Claims...............................................................-57-
         10.10    Effect of Investigation or Knowledge.............................................-57-
         10.11    Losses Net of Insurance, Etc.....................................................-58-
         10.12    Sole Remedies....................................................................-58-

ARTICLE 11 - MISCELLANEOUS.........................................................................-58-
         11.1     Dispute Resolution...............................................................-58-
                  11.1.1   Submission to Arbitration...............................................-58-
                  11.1.2    Authority of Arbitrators...............................................-59-
                  11.1.3    Confidentiality........................................................-59-
                  11.1.4    Cost of Arbitration....................................................-59-
         11.2     Bidder's Reasonable Best Efforts Regarding Bidder Member's Performance...........-59-
         11.3     Survival of Representations and Warranties.......................................-59-
         11.4     Transfer Taxes...................................................................-59-

         11.5     Termination......................................................................-59-
         11.6     Expenses.........................................................................-60-
         11.7     Contents of Agreement; Parties in Interest; etc..................................-60-
         11.8     Assignment and Binding Effect....................................................-61-
         11.9     Notices..........................................................................-61-
         11.10    Tax Reporting....................................................................-62-
         11.11    Delaware Law to Govern...........................................................-63-
         11.12    No Benefit to Others.............................................................-63-
         11.13    Table of Contents; Headings......................................................-63-
         11.14    Schedules and Exhibits...........................................................-63-
         11.15    Severability.....................................................................-63-
         11.16    Counterparts.....................................................................-63-
         11.17    Force Majeure....................................................................-63-
         11.18    Directly or Indirectly...........................................................-63-
         11.19    Interpretation...................................................................-63-

                           CROWN ATLANTIC COMPANY LLC
                         CROWN ATLANTIC HOLDING SUB LLC
                       CROWN ATLANTIC HOLDING COMPANY LLC

                              FORMATION AGREEMENT


EXHIBITS:

Exhibit A - Transferring Partnerships
Exhibit AA - Example Calculations Under Section 3.8(c)
Exhibit A-1 - Apportionments of BAM and Transferring Partnerships
Exhibit B - Form of Joinder
Exhibit 2.2 - OpCo Operating Agreement
Exhibit 2.5 - Global Lease
Exhibit 2.6 - Build-to-Suit Agreement
Exhibit 2.7 - Letter Agreement Regarding Service Agreements
Exhibit 3.2 - HoldCo Sub Operating Agreement
Exhibit 3.5 - HoldCo Operating Agreement
Exhibit 3.6 - Commitment Letter
Exhibit 3.7 - BAM-Sub Guarantee
Exhibit 8.2.12 - Business Plan and Annual Budget
Exhibit 9.8 - Registration Rights


ANNEXES

Annex I - Owned Sites and Leased Sites
Annex II - Site Leases
Annex III  - Tower Leases

                               LIST OF SCHEDULES

Schedule 2.3.2(b)...................................... -12-
Schedule 3.10.......................................... -22-
Schedule 5.1.3......................................... -25-
Schedule 5.1.4......................................... -26-
Schedule 5.1.6......................................... -27-
Schedule 5.1.7......................................... -27-
Schedule 5.1.8......................................... -27-
Schedule 5.1.9......................................... -28-
Schedule 5.1.10........................................ -28-
Schedule 5.1.11........................................ -29-
Schedule 5.1.12........................................ -29-
Schedule 5.2.3......................................... -30-
Schedule 5.3.3......................................... -31-
Schedule 5.3.5......................................... -32-
Schedule 5.3.7......................................... -32-
Schedule 6.1.7......................................... -36-
Schedule 7.1.6......................................... -40-

                           CROWN ATLANTIC COMPANY LLC
                         CROWN ATLANTIC HOLDING SUB LLC
                       CROWN ATLANTIC HOLDING COMPANY LLC


                              FORMATION AGREEMENT


     FORMATION AGREEMENT (the "Agreement") dated as of December 8, 1998, by and
                               ---------
among Cellco Partnership, a Delaware general partnership doing business as Bell Atlantic Mobile ("BAM"), the Transferring Partnerships (defined below), Crown
                  ---
Castle International Corp., a Delaware corporation ("Bidder"), and CCA
                                                     ------
Investment Corp., a Delaware corporation ("Bidder Member").
                                           -------------

                                    PREAMBLE

          BAM and the Transferring Partnerships are the owners of certain tower structures, interests in real property related thereto, and related assets, property rights, liabilities and obligations (hereinafter defined as BAM Contributed Assets and BAM Assumed Liabilities). Bidder is engaged in the business of owning, managing and operating assets similar to the BAM Contributed Assets. BAM, the Transferring Partnerships, Bidder and Bidder Member desire to: (i) cause BAM and the Transferring Partnerships to contribute the BAM Contributed Assets and BAM Assumed Liabilities to a newly organized Delaware limited liability company named Crown Atlantic Company LLC ("OpCo") in exchange for membership interests in OpCo; (ii)
                   ----
     cause Bidder Member to contribute $250,000,000 in cash (the "Bidder
                                                                  ------
     Contributed Cash") to OpCo in exchange for membership interests in OpCo;
     ----------------
     (iii) cause OpCo and BAM and each of the Transferring Partnerships to enter into the Global Lease (hereinafter defined); (iv) cause OpCo and BAM to enter into the Build-to-Suit Agreement (hereinafter defined) for the construction and operation of additional tower structures upon which BAM (or its affiliates) will lease capacity; (v) thereafter, contribute their membership interests in OpCo (other than the BAM Retained Interest (hereinafter defined)) to a newly organized Delaware limited liability company named Crown Atlantic Holding Sub LLC ("HoldCo Sub") in exchange for
                                                    ----------
     membership interests in HoldCo Sub; (vi) cause OpCo to distribute to HoldCo Sub $200,000,000 in cash; (vii) thereafter, contribute their membership interests in HoldCo Sub to a newly organized Delaware limited liability company named Crown Atlantic Holding Company LLC ("HoldCo") and, in
                                                        ------
     addition, Bidder Member will contribute the Bidder Contributed Shares (hereinafter defined) to HoldCo in exchange for membership interests in HoldCo; (viii) thereafter, cause HoldCo Sub to obtain financing in the aggregate principal amount of at least $180,000,000 (except as adjusted pursuant to its terms and conditions), which shall be guaranteed by BAM Tower Funding Corporation, a Delaware corporation ("BAM-Sub") pursuant to
                                                         -------
     the BAM-Sub Guarantee (hereinafter defined), and make a distribution of $380,000,000 in cash to HoldCo, and then cause HoldCo to immediately make a distribution of $380,000,000 in cash to BAM and the Transferring Partnerships; (ix) cause HoldCo Sub and OpCo to enter into a Management Agreement (hereinafter defined) pursuant to which HoldCo Sub will provide certain services to and on behalf of OpCo; (x) cause OpCo, HoldCo Sub and BAM to enter into a Transitional Services Agreement (hereinafter defined) pursuant to which BAM will offer to OpCo certain transitional services; and (xi) cause Bidder, HoldCo Sub and OpCo to enter into a Bidder Services Agreement (hereinafter defined) pursuant to which Bidder will offer to OpCo and HoldCo Sub certain services with respect to the tower structures owned by OpCo and HoldCo Sub. The parties hereto desire to provide in this Agreement for the terms and conditions under which BAM, the Transferring Partnerships and Bidder Member will contribute the BAM Contributed Assets and the BAM Assumed Liabilities, the Bidder Contributed Cash and the Bidder Contributed Shares, respectively, and OpCo, HoldCo Sub and HoldCo will be organized and operated. The provisions of this Preamble are subject to the provisions of Section 3.8.

     NOW, THEREFORE, in consideration of the Preamble and the terms, conditions, representations, warranties, covenants, agreements and provisions herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE 1

                              CERTAIN DEFINITIONS

     For convenience, certain terms used in this Agreement or any Schedule or Transaction Document are listed in alphabetical order and defined or referred to below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined). The term "either party" shall, unless the context otherwise requires, refer to BAM and any of its Affiliates that are parties to this Agreement on the one hand, and Bidder and any of its Affiliates that are parties to this Agreement, on the other hand.

     "AAA" is defined in Section 11.1.1.
      ---

     "Accounting Firm" is defined in Section 2.3.8.
      ---------------

     "Action" is defined in Section 10.9.
      ------

     "Additional Consideration" is defined in Section 3.8.
      ------------------------

     "Actual Third Party Rents for the Included Towers" is defined in Section
      ------------------------------------------------
3.9.

     "Adjusted Aggregate Share Value" is defined in Section 3.8.
      ------------------------------

     "Affiliates" means, with respect to any Person, any Persons controlling,
      ----------
controlled by or under common control with that Person, as well as any executive officers, directors and majority-owned entities of that Person or its other Affiliates.

     "Agreement" means this Agreement and the Exhibits and Schedules hereto, as
      ---------
any of the foregoing may, from time to time, be amended, modified or restated in accordance with the provisions hereof.

     "Agreement Regarding Identified Employees" is defined in Section 6.3.2.
      ----------------------------------------

     "Amount of Decrease in Consideration" is defined in Section 3.8.
      -----------------------------------

     "Anticipated Financing" is defined in Section 3.6.
      ---------------------

     "Board of Representatives" is defined in Section 8.4.
      ------------------------

     "BAM" is defined above in the preamble.
      ---

     "BAM Affiliate" means any Affiliate of BAM.
      -------------

     "BAM Assumed Liabilities" is defined in Section 2.3.3.
      -----------------------

     "BAM Capital Distribution" is defined in Section 3.4.
      ------------------------

     "BAM Contracts" is defined in Section 5.1.8.
      -------------

     "BAM Contributed Assets" is defined in Section 2.3.1.
      ----------------------

     "BAM Excluded Assets" is defined in Section 2.3.2.
      -------------------

     "BAM HoldCo Interest" is defined in Section 3.5.
      -------------------

     "BAM HoldCo Interest Purchaser" is defined in Section 9.5(b).
      -----------------------------

     "BAM HoldCo Sub Interest" is defined in Section 3.2.
      -----------------------

     "'BAM's knowledge" or "knowledge of BAM" or words of similar import means
       ---------------      ----------------
the actual knowledge, of any of the following persons who are employees of BAM holding the position (as of the date hereof) indicated after their name (and any person succeeding to any such position prior to the Closing but only to the extent they acquired knowledge): David Wu, Managing Director, Business Development; Anthony Melone, Executive Director, Network; David Benson, Chief Financial Officer; and Dennis Strigl, President and Chief Executive Officer.

     "BAM Material Adverse Effect" means an Event which has had or is reasonably
      ---------------------------
likely to have a material adverse effect on (i) the BAM Contributed Assets or which would materially increase the BAM Assumed Liabilities, in each case taken as a whole, except any such effect resulting from or arising in connection with
(a) this Agreement or the transactions contemplated hereby, (b) changes or conditions (including without limitation changes in technology, law, or regulatory or market environment) affecting the industry in which the owners or users of communications tower structures operate, or (c) changes in economic, regulatory or political conditions generally, (ii) the validity or enforceability of this Agreement or any of the Transaction Documents, or (iii) the ability of BAM or any Transferring Partnership to perform its obligations under this Agreement or any of the Transaction Documents.

     "BAM Offer" is defined in Section 9.4.
      ---------

     "BAM OpCo Interest" is defined in Section 2.3.1.
      -----------------

     "BAM Retained Interest" is defined in Section 2.3.1.
      ---------------------

     "BAM Retained Liability" is defined in Section 2.3.4.
      ----------------------

     "BAM Retained Interest" is defined in Section 2.3.1.
      ---------------------

     "BAM-Sub" is defined in above in the preamble.
      -------

     "BAM-Sub Guarantee" is defined in Section 3.7.
      -----------------

     "Benefit Plan" means all employee benefit, health, welfare, supplemental
      ------------
unemployment benefit, bonus, incentive, pension, profit sharing, deferred compensation, savings and thrift, stock compensation, stock purchase, severance, retirement, termination, vacation, hospitalization insurance, life and disability insurance, medical, dental, disability, fringe benefit and similar plans, programs, arrangements or practices including, without limitation, each `employee benefit plan' as defined in Section 3(3) of ERISA.
----------------------

     "Bidder" is defined above in the preamble.
      ------

     "Bidder Affiliate" means any Affiliate of Bidder.
      ----------------

     "Bidder Contributed Cash" is defined above in the preamble.
      -----------------------

     "Bidder Contributed Shares" is defined in Section 3.5.
      -------------------------

     "Bidder HoldCo Interest" is defined in Section 3.5.
      ----------------------

     "Bidder HoldCo Interest Purchaser" is defined in Section 9.5(a).
      --------------------------------

     "Bidder HoldCo Sub Interest" is defined in Section 3.2.
      --------------------------

     "Bidder's knowledge" or "knowledge of Bidder" or words of similar import
      ------------------      -------------------
means the actual knowledge of any of the following persons who are employees of Bidder holding the position (as of the date hereof) indicated after their name (and any person succeeding to any such position prior to the Closing but only to the extent they acquired knowledge): Ted B. Miller, Jr., Chief Executive Officer and Vice Chairman, David L. Ivy, President, Charles C. Green, III, Executive Vice President and Chief Financial Officer, and John Kelly, Chief Operating Officer of Crown Communications.

     "Bidder Material Adverse Effect" means an Event which has had or is
      ------------------------------
reasonably likely to have a material adverse effect on (i) the business, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Bidder and its subsidiaries taken as a whole, except any such effect resulting from or arising in connection with (a) this Agreement or the transactions contemplated hereby, (b) changes or conditions (including without limitation changes in technology, law, or regulatory or market environment) affecting the industry in which the owners or users of communications tower structures operate, or (c) changes in economic, regulatory or political conditions generally, (ii) the validity or enforceability of this Agreement or any of the Transaction Documents, or (iii) the ability of Bidder to perform its obligations under this Agreement or any of the Transaction Documents.

     "Bidder Member" is defined above in the preamble.
      -------------

     "Bidder Offer" is defined in Section 9.3.
      ------------

     "Bidder OpCo Interest" is defined in Section 2.4.
      --------------------

     "Bidder Services Agreement" is defined in Section 2.7.
      -------------------------

     "Bidder's SEC Reports" is defined in Section 5.3.6.
      --------------------

     "Build-to-Suit Agreement" is defined in Section 2.6.
      -----------------------

     "Business Plan" is defined in Section 8.2.12.
      -------------

     "Charter Documents" means an entity's certificate or articles of
      -----------------
incorporation, certificate defining the rights and preferences of securities, articles of organization, general or limited partnership agreement, certificate of limited partnership, limited liability company agreement, joint venture agreement or similar document governing the entity.

     "Claim Notice" is defined in Section 10.5(a).
      ------------

     "Claim Response" is defined in Section 10.5(a).
      --------------

     "Closing" is defined in Section 4.1.
      -------

     "Closing Date" is defined in Section 4.1.
      ------------

     "Closing Financing Amount" is defined in Section 3.6.
      ------------------------

     "Code" means the Internal Revenue Code of 1986, as amended, and all
      ----
regulations promulgated thereunder, as in effect from time to time, and any reference to any such statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

     "Commitment Letter" is defined in Section 3.6.
      -----------------

     "Contingent Obligations" is defined in Section 8.1.7.
      ----------------------

     "Contract" means any written contract, agreement, lease, instrument or
      --------
other commitment that is binding on any Person or its property under applicable Law.

     "Contributed Cash Distribution" is defined in Section 3.4.
      -----------------------------

     "Court Order" means any judgment, decree, injunction, order or ruling of
      -----------
any federal, state, local or foreign court, Governmental Authority or any arbitrator that is binding on any Person or its property under applicable Law.

     "Covered Persons" is defined in Section 5.1.10.
      ---------------

     "CPI" means the Consumer Price Index for All Urban Consumers, U.S. City
      ---
Average, for All Items (1982-1984 = 100), as published by the Bureau of Labor Statistics of the U.S. Department of Labor, and any successor index. If the CPI is discontinued and there is no successor index, BAM shall in good faith select a comparable index to replace the CPI and the index selected by BAM shall be subject to Bidder's approval, which approval shall not be unreasonably withheld or delayed.

     "CTA" is defined in Section 5.1.3.
      ---

     "CTDEP" is defined in Section 5.1.3.
      -----

     "Deductible Amount" is defined in Section 10.6.
      -----------------

     "Default" means (a) a breach, default or violation, (b) the occurrence of
      -------
an event that with or without the passage of time or the giving of notice, or both, would constitute a breach, default or violation or (c) with respect to any Contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, renegotiation or acceleration or a right to receive damages or a payment of penalties.

     "Dispute" is defined in Section 11.1.
      -------

     "Encumbrances" means any lien, mortgage, security interest, pledge,
      ------------
restriction on transferability, defect of title, option or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

     "Entity" means any corporation, firm, unincorporated organization,
      ------
association, partnership, limited liability company, trust (inter vivos or testamentary), estate of a deceased, insane or incompetent individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Governmental Authority.

     "Environmental Condition" means any condition or circumstance, including
      -----------------------
the presence of Hazardous Substances, created by BAM at any Tower Site that did or does (a) require abatement or correction under an Environmental Law, (b) give rise to any civil or criminal Liability on the part of BAM under any Environmental Law relating to the use or occupancy of the Tower Sites or (c) constitute a public or private nuisance.

     "Environmental Law" means all Laws, Court Orders and principles of common
      -----------------
law relating to Hazardous Substances, pollution, protection of the environment or human health or safety.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and all regulations promulgated thereunder, as in effect from time to time, and any reference to any such statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

     "Event" means the existence or occurrence of any act, action, activity,
      -----
circumstance, condition, event, fact, failure to act, omission, incident or practice, or any set or combination of any of the foregoing.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Expiration Date(s)" is defined in Section 10.8.
      ------------------

     "FAA" means the Federal Aviation Administration, or any successor
      ---
Governmental Authority.

     "FCC" means the Federal Communications Commission, or any successor
      ---
Governmental Authority.

     "Financing Distribution" is defined in Section 3.6.
      ----------------------

     "Financing Documents" is defined in Section 4.2.
      -------------------

     "GAAP" is defined in Section 5.3.6.
      ----

     "Global Lease" is defined in Section 2.5.
      ------------

     "Governmental Authority" means any federal, state, territorial, county,
      ----------------------
municipal, local or other government or governmental agency or body or any other type of regulatory body, whether domestic or foreign, including without limitation the FCC and the FAA.

     "Governmental Permits" means all governmental approvals, permits, licenses,
      --------------------
registrations, certificates of occupancy, approvals and other governmental authorizations.

     "Hazardous Substances" means any toxic, radioactive or hazardous gaseous,
      --------------------
liquid or solid material or waste that may or could pose a hazard to the environment or human health or safety including (a) any `hazardous substances,'
                                                         ---------------------
as defined under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)(S) 9601 et seq., (b) any `extremely hazardous
                                     -- ----           -------------------
substance,' `hazardous chemical' or `toxic chemical,' each as defined under the
----------   ------------------      ---------------
Emergency Planning and Community Right-to-Know Act, 42 U.S.C. (S)(S) 11001 et
                                                                           --
seq., (c) any `hazardous waste,' as defined under the Solid Waste Disposal Act,
----           ----------------
as amended by the Resource Conservation and Recovery Act, 42 U.S.C. (S)(S) 6901 et seq., (d) any `pollutant,' as defined under the Clean Water Act, 33 U.S.C.
-- ----           ----------
(S)(S) 1251 et seq., and (e) any regulated substance or waste under any Laws or
            -- ----
Court Orders that have been enacted, promulgated or issued by any Governmental Authority concerning pollution, protection of the environment or human health or safety.

     "HoldCo" is defined above in the preamble.
      ------

     "HoldCo Operating Agreement" is defined in Section 3.5.
      --------------------------

     "HoldCo Sub" is defined above in the preamble.
      ----------

     "HoldCo Sub Operating Agreement" is defined in Section 3.2.
      ------------------------------

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976,
      -------
as amended, and all regulations promulgated thereunder, as in effect from time to time, and any reference to any such statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

     "Identified Employee" is defined in Section 5.1.9.
      -------------------

     "Included Tower Structures" is defined in Section 3.8.
      -------------------------

     "Indebtedness" is defined in Section 8.1.4.
      ------------

     "Indemnified Party" is defined in Section 10.5(a).
      -----------------

     "Indemnified BAM Party" is defined in Section 10.2(a).
      ---------------------

     "Indemnified OpCo Party" is defined in Section 10.1(a).
      ----------------------

     "Indemnitor" is defined in Section 10.5(a).
      ----------

     "Intellectual Property" means any patents, patent applications, reissue
      ---------------------
patents, patents of addition, divisions, renewals, continuations, continuations-in-part, substitutions, additions and extensions of any of the foregoing, fictional business names, trade names, logos, registered and unregistered copyrights, copyright applications, registered and unregistered trademarks, trademark applications, registered and unregistered service marks, service mark applications, technology rights and licenses, trade secrets, franchises, know-how, inventions and other intellectual property.

     "ISRA" is defined in Section 5.1.3.
      ----

     "Law" means any administrative, judicial, legislative or other statute,
      ---
law, ordinance, regulation, rule, order, decree, writ, award or decision (including without limitation the common law), including those covering environmental, energy, safety, health, transportation, bribery, recordkeeping, zoning, antidiscrimination, antitrust, wage and hour, and price and wage control matters.

     "Lender" is defined in Section 3.6.
      ------

     "Liability" means any direct or indirect liability, indebtedness,
      ---------
obligation, cost, expense, claim, loss, damage, deficiency, guaranty or endorsement of (other than endorsements for collection or deposit in the ordinary course of business) or by any Person.

     "Liquidated Claim Notice" is defined in Section 10.5(a).
      -----------------------

     "Litigation" means any lawsuit, action, arbitration, administrative or
      ----------
other proceeding, criminal prosecution or formal governmental investigation or inquiry, counterclaim, whether at law or in equity.

     "Losses" is defined in Section 10.1(a).
      ------

     "Management Agreement" is defined in Section 3.3.
      --------------------

     "Maximum Indemnification" is defined in Section 10.6.
      -----------------------

     "Minor Contract" is defined in Section 5.1.8.
      --------------

     "Monthly Third Party Rent Shortfall" is defined in Section 3.9.
      ----------------------------------

     "NJDEP" is defined in Section 5.1.3.
      -----

     "Non-Assignable Contract" is defined in Section 2.3.6.
      -----------------------

     "OpCo" is defined above in the preamble.
      ----

     "OpCo Operating Agreement" is defined in Section 2.2.
      ------------------------

     "OpCo Towers" is defined in Section 8.2.12.
      -----------

     "Optional Bidder Phase I Report(s)" is defined in Section 6.2.5.
      ---------------------------------

     "Ordinary course" or "ordinary course of business" means the ordinary
      ---------------      ---------------------------
course of conducting the ownership, operation, use and leasing of the Tower Structures by BAM and/or the Transferring Partnerships consistent with past practice.

     "Permitted Encumbrances" means  (i) liens for current real or personal
      ----------------------
property taxes not yet due and payable, (ii) liens or other rights of third parties disclosed in the SCHEDULES to Section 5.1, (iii) worker's, carrier's and materialman's liens not yet due and payable, (iv) with respect to Leased Sites (as defined below in the definition of Tower Sites), any liens placed upon such real property other than in connection with obligations or liabilities of BAM,
(v) easements, rights of way or similar grants of rights to a third party for access to or across any real property, including, without limitation, rights of way or similar rights granted to any utility or similar entity in connection with the provision of electric, water, sewage, telephone, gas or similar services, (vi) the Tower Leases (as defined in the definition of Tower Related Assets), and (vii) liens that are immaterial in character, amount, and extent, and that do not detract from the value or interfere in any material respect with the present use of the properties they affect.

     "Permitted Schedule Updates" is defined in Section 6.1.2.
      --------------------------

     "Person" means any natural person or Entity.
      ------

     "Prime Rate" means the "Prime Rate" of interest, as published in the "Money
      ----------
Rates" table of The Wall Street Journal, Eastern Edition, from time to time.
                -----------------------

     "Required BAM Phase I Report(s)" is defined in Section 6.1.7.
      ------------------------------

     "Required Consents" is defined in Section 7.1.6.
      -----------------

     "Response Period" is defined in Section 10.5(a).
      ---------------

     "Rights Agreement" is defined in Section 6.2.7.
      ----------------

     "Rights Agreement Amendment" is defined in Section 6.2.7.
      --------------------------

     "SEC" means the United States Securities and Exchange Commission.
      ---

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Solvent" is defined in Section 8.1.2.
      -------

     "Swap Lease Agreement(s)" is defined in Section 3.10.
      -----------------------

     "Target Third Party Rents for the Included Towers" is defined in Section
      ------------------------------------------------
3.9.

     "Taxes" (and "Taxable", which shall mean subject to Tax) means all taxes,
      -----        -------
duties, charges, fees, levies or other assessments imposed by any taxing authority, whether domestic or foreign, including, without limitation, income (net, gross or other including recapture of any tax items such as investment tax credits), alternative or add-on minimum tax, capital gains, gross receipts, value-added, excise, withholding, personal property, real estate, sale, use, ad valorem, license, lease, service, severance, stamp, transfer, payroll, employment, customs, duties, alternative, add-on minimum, estimated and franchise taxes (including any interest, levies, charges, penalties or additions attributable to or imposed on or with respect to any such assessment).

     "Tower Related Assets" shall mean (a) the leases of rights to use spaces on
      --------------------
the Tower Structures that are identified in 2 ANNEX III hereto and located on Tower Sites (hereinafter defined) (the "Tower Leases") and security deposits (if
                                        ------------
any) from tenants under the Tower Leases, (b) the Site Leases, (c) all Contracts with respect to the management, operation, maintenance, servicing and construction of, and the provision of utility services to, the Tower Structures ("Tower Service Contracts"), (d) any existing leases (or licenses or other
  -----------------------
Contracts) of BAM or the Transferring Partnerships for equipment or other personal property which are Tower Structures ("Tower Equipment Leases"), (e) all
                                               ----------------------
prepaid items, unbilled costs and fees, and accounts, notes and other receivables under the Tower Service Contracts, Site Leases and Tower Equipment Leases as of the Closing Date ("Prepaid Expenses"), (f) all rights to any
                                ----------------
warranties held by BAM or the Transferring Partnerships with respect to the Tower Structures or Tower Related Assets to the extent such rights are assignable, including those assignable with consent to the extent such consents are received, or, to the extent not so received, all amounts received by BAM or the Transferring Partnerships with respect to claims made after the Closing Date with respect to such unassigned rights to any warranties, and (g) copies of, or extracts from, all current files and records of BAM or the Transferring Partnerships to the extent that such files or records contain information solely related to the design, construction, management, operation, maintenance, ownership, occupancy or leasing of the BAM Contributed Assets or the Identified Employees.

     "Tower Sites" shall mean the sites of the Tower Structures that are owned
      -----------
or leased by BAM or the Transferring Partnerships, including all fee, ground leasehold interests and easements pertaining to such tower sites owned by BAM or the Transferring Partnerships and shall include a fee ownership in the real property associated with the Tower Structures designated as "Owned Sites" in
                                                             -----------
ANNEX I hereto, and the leasehold interest in and to the real property associated with the Tower Structures designed as "Leased Sites" in ANNEX I
                                                  ------------
hereto pursuant to the terms of the ground leases related thereto identified in ANNEX II (the "Site Leases").
               -----------

     "Tower Structures"  shall mean the communications tower structures situated
      ----------------
at the locations that are identified on ANNEX I and owned or leased by BAM or the Transferring Partnerships, and BAM's and the Transferring Partnerships' rights to all attached tower lighting equipment, alarm systems, grounding systems and physical improvements on each Tower Site, including fencing, along with any tenant leases, easement rights necessary for access to the Tower Structure and for location of the Tower Structure and guy wires, if any, associated therewith; provided however, such term does not include any equipment, property or other assets placed upon the Tower Structures or Tower Sites by third parties pursuant to Tower Leases or other Contracts or any BAM Excluded Assets (as defined in Section 2.3.2 hereof).

     "Transaction Documents" means, collectively, this Agreement, the Global
      ---------------------
Lease, the Build-to-suit Agreement, the Bidder Services Agreement, the Management Agreement, and each of the other documents and agreements listed in
Section 4.2.

     "Transferring Partnership" means those partnerships that are listed on 1
      ------------------------
EXHIBIT A hereto and which (i) are signatories to this Agreement on the date hereof, or (ii) have joined in the execution and delivery of this Agreement by executing and delivering to BAM, Bidder and Bidder Member, after the date hereto but prior to the Closing, a Joinder to Formation Agreement in the form attached hereto as 1 EXHIBIT B (each, a "Joinder"). The Transferring Partnerships are
                                -------
referred to individually herein as a "Transferring Partnership".
                                      ------------------------

     "Transitional Services Agreement" is defined in Section 2.8.
      -------------------------------

     "Unliquidated Claim" is defined in Section 10.5(a).
      ------------------


                                   ARTICLE 2

                               FORMATION OF OPCO

      2.1 Purpose of OpCo.  The purpose of OpCo is (i) to acquire and retain
          ---------------
ownership of, and maintain and operate, the BAM Contributed Assets and the Bidder Contributed Cash, (ii) to assume, perform and discharge the BAM Assumed Liabilities, (iii) to perform all obligations under the Global Lease, (iv) to perform all obligations under the Build-to-Suit Agreement and (v) to make space on the communications towers owned by OpCo from time to time available for lease by HoldCo Sub to third parties on behalf of OpCo pursuant to a Management Agreement.

      2.2 Formation of OpCo.  Subject to the terms and conditions of this
          ------------------
Agreement and in reliance upon the representations and warranties and covenants contained herein, at the Closing (a) BAM, the Transferring Partnerships, and Bidder Member shall form OpCo by filing an appropriate certificate of formation with the Secretary of State of the State of Delaware, and (b) BAM and Bidder Member shall execute and deliver the OpCo Operating Agreement in the form attached hereto as 1 EXHIBIT 2.2 (the "OpCo Operating Agreement").
                                       ------------------------

      2.3 Contribution of BAM Contributed Assets and BAM Assumed Liabilities.
          ------------------------------------------------------------------

          2.3.1  Transfer of BAM Contributed Assets.  Subject to the terms and
                 ----------------------------------
conditions of this Agreement, at the Closing, in exchange for the issuance by OpCo to BAM, of a 48.1 Percentage Interest in OpCo (of which 48.099 Percentage Interests are referred to herein as the "BAM OpCo Interest" and .001 Percentage
                                         -----------------
Interest is herein referred to as the "BAM Retained Interest"), which BAM OpCo
                                       ---------------------
Interest shall be apportioned between BAM and the Transferring Partnerships and among the Transferring Partnerships as set forth on 1 EXHIBIT A-1, BAM and each of the Transferring Partnerships shall grant, contribute, convey, assign, transfer and deliver to OpCo, and OpCo shall acquire and accept the contribution from BAM and each of the Transferring Partnerships of, all right, title and interest of BAM or the respective Transferring Partnership in and to all of the assets, properties and rights of BAM or the respective Transferring Partnership specifically set forth below in this Section 2.3.1 (collectively, the "BAM
                                                                       ---
Contributed Assets"), free and clear of all Encumbrances (other than Permitted
------------------
Encumbrances), as the same shall exist on the Closing Date:

               (a)  all Tower Structures;

               (b) all of BAM's rights to all Tower Sites;

               (c)  all Tower Related Assets;

               (d) all rights under any Governmental Permits (excluding FCC licenses) held exclusively with respect to the ownership or use of the Tower Structures or Tower Sites and not used or useful by BAM or the respective Transferring Partnership in any other part of its business and operations, to the extent such Governmental Permits are transferable to OpCo.

The provisions of this Section 2.3.1 are subject to the provisions of Sections 2.3.8, 3.8 and 6.1.7. EXHIBIT A-1 is not attached to this Agreement as of the date hereof. EXHIBIT A-1 shall be prepared by BAM based upon the partnerships listed on EXHIBIT A that become Transferring Partnerships. BAM shall deliver EXHIBIT A-1 to Bidder and the Transferring Partnerships at the Closing.

          2.3.2  Excluded Assets.  Notwithstanding anything to the contrary in
                 ---------------
Section 2.3.1, the BAM Contributed Assets shall not include any of the following (collectively, the "BAM Excluded Assets"):
                    -------------------

               (a) any communications antennae, microwave transmitters or receivers, wiring, devices, switches, generators or other communications equipment, or any buildings, shelters or other structures housing such equipment with respect to such Tower Structures and Tower Sites;

               (b) BAM's (or the Transferring Partnerships') rights to the real estate listed in 3 SCHEDULE 2.3.2(B), being real estate on which switch equipment of BAM or its Affiliates is located;

               (c) corporate seals, Charter Documents, minute books, stock books, tax returns, books of account and other financial records of BAM or the respective Transferring Partnership, sales and marketing catalogs, brochures and advertising material, the names "NYNEX," "Bell Atlantic," "Bell Atlantic Mobile," "BAM," "Cellco," "Cellular One" and all other names under which BAM, any Transferring Partnership, or any of their respective Affiliates conducts business;

               (d) all Intellectual Property of BAM or any Affiliate of BAM or any Transferring Partnership, other than plans and specifications of the Tower Structures and data (in electronic or machine-readable form) with respect to third party tenants and lessors with respect to the Tower Structures;

               (e) any equipment or transmissions systems used by BAM for the remote monitoring of the Tower Structures;

               (f) any assets, properties or rights which are not exclusively BAM Contributed Assets;

               (g) the rights that accrue or will accrue to BAM under this Agreement or any of the other Transaction Documents, including the consideration paid or to be paid to BAM hereunder;

               (h) any claims or rights against third parties except solely to the extent such claims or rights relate to Assumed Liabilities or the BAM Contributed Assets;

               (i) any and all rights retained by and/or granted to BAM pursuant to the Global Lease;

               (j) the assets specified in SCHEDULE 2.3.2;

          (k) any of the assets specified in any of the Annexes that are owned or leased by any partnership which is listed on EXHIBIT A but does not become a Transferring Partnership; and

          (l) any Tower Sites (and all Tower Structures, Tower Related Assets and other BAM Contributed Assets associated with such Tower Sites) excluded from the BAM Contributed Assets pursuant to Sections 2.3.5, 2.3.6 and 6.1.7 below.

The provisions of this Section 2.3.2 are subject to the provisions of Section 2.3.8.

          2.3.3  Assumption of BAM Assumed Liabilities.  Subject to Section
                 -------------------------------------
2.3.4, as of the Closing, OpCo shall acquire the BAM Contributed Assets subject only to, and shall undertake, assume, perform and otherwise pay, satisfy and discharge, and on the terms set forth in Article 10 hold BAM (and the Transferring Partnerships, as applicable) harmless from, the following Liabilities (collectively, the "BAM Assumed Liabilities"):
                                -----------------------

               (a) all Liabilities (other than any BAM Retained Liability) of BAM or the Transferring Partnerships under all Contracts and purchase orders included within the BAM Contributed Assets;

               (b) all Liabilities (other than any BAM Retained Liability) of BAM or the Transferring Partnerships in respect of the BAM Contributed Assets existing as of the Closing Date; and

               (c) the rents, revenues, Taxes, charges and payments that are apportioned for the account of OpCo pursuant to Section 2.3.8 hereof.

          2.3.4  Limitations on Assumption of Liabilities.  Notwithstanding
                 ----------------------------------------
Section 2.3.3, OpCo is not assuming under this Agreement any Liabilities that are not specifically described in Section 2.3.3 or any of the following (each, a "BAM Retained Liability"): (i) any Liabilities arising out of any breach by BAM
 ----------------------
or any of the Transferring Partnerships prior to the Closing of any provision of any Contract; (ii) any product liability or similar claim for injury to any Person or property, regardless of when made or asserted, that arises out of or is based upon any express or implied representation, warranty, agreement or guarantee made by BAM or any of the Transferring Partnerships, or alleged to have been made by BAM or any of the Transferring Partnerships, or which is imposed or asserted to be imposed by operation of Law in connection with any service performed or product sold or leased by or on behalf of BAM or any of the Transferring Partnerships prior to the Closing; (iii) any federal, state, local or foreign income or other Tax payable with respect to the BAM Contributed Assets or other properties or operations of BAM or any member of any affiliated group of which BAM is a member for any period prior to the Closing; (iv) except to the extent that such Liabilities are to be assumed by OpCo, as may be set forth in the Agreement Regarding Identified Employees, any Liabilities arising prior to or as a result of the Closing to or with respect to any employees, agents or independent contractors of BAM or any of the Transferring Partnerships, whether or not employed by OpCo after the Closing and whether or not arising under any applicable Law, Benefit Plan or other arrangement with respect thereto; (v) any Liabilities of BAM or any of the Transferring Partnerships arising from or incurred in connection with the preparation, negotiation, execution and performance of this Agreement, the other Transaction Documents and the Transactions except as otherwise provided herein and therein;
(vi) any Liabilities, whether known or unknown, arising from or related to (A) any violation prior to the Closing of Environmental Laws by BAM or any of the Transferring Partnerships relating to the ownership, use or occupancy of the BAM Contributed Assets by BAM, or any Environmental Condition caused by BAM or any of the Transferring Partnerships existing prior to the Closing, or (B) any Environmental Condition (which for purposes of this Section 2.3.4(vi)(B) shall have the meaning set forth in Article 1 except that the phrase "created by BAM" shall be treated as deleted from such definition) at any of the Tower Sites included in the BAM Contributed Assets and which is revealed by any of the Required BAM Phase I Reports, (vii) Events occurring on or after the date hereof but prior to the Closing Date in connection with the ownership, possession, occupancy, use and operation of the BAM Contributed Assets, (viii) except to the extent specifically included in the Assumed Liabilities any and all costs, expenses or payments associated with the completion of construction of Tower Structures located on Tower Sites to be conveyed hereunder, except to the extent that Bidder and BAM have agreed to modifications to such Tower Structures in which case the cost of such modifications shall be included in the Assumed Liabilities, and (ix) the rents, revenues, Taxes, charges and payments that are apportioned for the account of BAM pursuant to Section 2.3.8 hereof.

          2.3.5  Assignment or Subcontracting of Purchased Contracts.  BAM will
                 ---------------------------------------------------
use commercially reasonable efforts to obtain any required consents to the assignment to OpCo of Contracts or any other assets included in the BAM Contributed Assets. To the extent that any such required consent to the assignment of any such Contract or asset is not obtained, BAM will subcontract to OpCo the performance of all obligations and the right to receive all benefits thereunder. To the extent the consent of the counterparty to such subcontracting is required under the terms of any such Contract or asset, BAM will use commercially reasonable efforts to obtain such consent; and BAM will not subcontract as described in the immediately preceding sentence in those cases, if any, in which subcontracting is expressly prohibited. If BAM is precluded from subcontracting in accordance with the foregoing or entering into a substantially similar relationship, the subject Contract or asset shall not be included in the BAM Contributed Assets, and the Liabilities under such Contract shall not be included in the BAM Assumed Liabilities.

          2.3.6  Consent of Third Parties.  Nothing in this Agreement shall be
                 ------------------------
construed as an attempt by BAM to assign to OpCo pursuant to this Agreement any Contract, Governmental Permit, franchise, claim or asset included in the BAM Contributed Assets that is by its terms or by Law nonassignable without the consent of any other party or parties, unless such consent or approval shall have been given, or as to which all the remedies for the enforcement thereof available to BAM would not by Law pass to OpCo as an incident of the assignments provided for by this Agreement (a "Non-Assignable Contract"). To the extent
                                   -----------------------
that any consent in respect of, or a novation of, a Non-Assignable Contract has not been obtained, BAM shall continue to use commercially reasonable efforts to obtain any such consent or novation until such time as it shall have been obtained, and BAM shall use commercially reasonable efforts to cooperate with OpCo to provide that OpCo shall receive the interest of BAM in the benefits under such Non-Assignable Contract, including performance by BAM as agent if commercially reasonable, provided that OpCo shall undertake to pay or satisfy the corresponding Liabilities under the terms of such Non-Assignable Contract to the extent that OpCo would have been responsible therefor if such consent or approval had been obtained. If, despite such efforts, BAM is unable to provide OpCo with the interest of BAM in the benefits under any such Non-Assignable Contract, such Non-Assignable Contract shall not be included in the BAM Contributed Assets, and the Liabilities under such Non-Assignable Contract shall not be included in the BAM Assumed Liabilities, in each case until such time as BAM is able to provide OpCo with the interest of BAM in such benefits or BAM obtains the aforesaid consent or novation with respect to the Non-Assignable Contract.

          2.3.7  Bulk Transfer Laws.  Bidder, Bidder Member and OpCo each hereby
                 ------------------
waive compliance by BAM and the Transferring Partnerships with the provisions of any and all Laws relating to bulk transfer in connection with the sale of the BAM Contributed Assets. BAM shall indemnify OpCo from and against any and all Liabilities (including reasonable attorneys' fees) arising out of noncompliance with such bulk transfer Laws.

          2.3.8  Certain Apportionments.  Notwithstanding any provision to the
                 ----------------------
contrary in this Section 2.3 or elsewhere in this Agreement, at the Closing the following items shall be apportioned between BAM and the Transferring Partnerships, on the one hand, and OpCo, on the other hand, with such adjustments to be made as of the Closing Date by the party that on a net basis owes money to the other party under this Section 2.3.8 by wire transfer of immediately available funds to such accounts as such other party shall specify in writing: (a) rents and revenues under all Contracts included in the BAM Contributed Assets; (b) Prepaid Expenses; (c) federal, state, local or foreign Taxes (other than income taxes) payable with respect to the BAM Contributed Assets; and (d) charges and payments under all Contracts included in the BAM Contributed Assets. Such apportionments shall be made pro rata on a per diem basis as of the Closing Date so that all such rents, revenues, Taxes, charges and payments attributable to the period prior to the Closing Date are for the account of BAM; and all such rents, revenues, Taxes, charges and payments attributable to the period from and after the Closing Date are for the account of OpCo. If any of the aforesaid apportionments cannot be calculated accurately on the Closing Date, then the same shall be calculated and adjusted once by BAM and OpCo after the Closing Date in accordance with the following procedures. Within five business days after the last day of the third full calendar month following the Closing Date, BAM and OpCo shall exchange their respective post-Closing calculations of such apportionments. BAM and OpCo shall in good faith agree upon the post-Closing apportionments on or before the last day of the fourth full calendar month following the Closing Date. If at the end of such period, BAM and OpCo cannot agree on the post-Closing apportionments, BAM and OpCo shall submit to an independent accounting firm (the "Accounting
                                                                  ----------
Firm") for review and resolution any and all matters which remain in dispute.
----
The Accounting Firm shall be Arthur Anderson, LLP or, if such firm is unable or unwilling to act, such other nationally recognized independent public accounting firm as shall be agreed upon by BAM and OpCo in writing. The Accounting Firm shall be instructed to, within thirty (30) days after the submission of any disputed matters, review and resolve all such disputed matters and to report its resolution thereof to BAM and OpCo, and such report shall be final, binding and conclusive on BAM and OpCo with respect to all such disputed matters. The fees and expenses of the Accounting Firm incurred pursuant to this Section 2.3.8 shall be borne fifty percent (50%) by BAM and fifty percent (50%) by OpCo. No other post-Closing apportionments shall be made by the parties. Either party owing the other party a sum of money based on the agreed-upon post-Closing apportionments shall pay said sum to the other party on or before the last day of the fifth full calendar month following the Closing Date. If payment of any such amount is not paid when due, interest shall accrue on the past due amount at a rate equal to the Prime Rate plus two percent (2%) per annum from the due date to the date of payment. The aforesaid post-Closing adjustment shall be the only post-Closing adjustment of the items to be apportioned under this Section
2.3.8. The provisions of this Section 2.3 shall not affect the obligations of BAM and OpCo under this Agreement with respect to the BAM Retained Liabilities and the BAM Assumed Liabilities, respectively.

      2.4 Contribution of Bidder Contributed Cash.  Subject to the terms and
          ---------------------------------------
conditions of this Agreement, at the Closing, in exchange for the issuance by OpCo to Bidder Member, of a 51.9 Percentage Interest in OpCo (the "Bidder OpCo
                                                                   -----------
Interest"), Bidder Member shall contribute to OpCo, and OpCo shall accept the
--------
contribution from Bidder Member of, the Bidder Contributed Cash.

      2.5 Global Lease Agreement.  At the Closing, OpCo and BAM (for itself and
          ----------------------
on behalf of the Transferring Partnerships) shall execute and deliver the Global Lease Agreement in the form attached hereto as 1 EXHIBIT 2.5 (the "Global
                                                                   ------
Lease") pursuant to which OpCo shall lease to BAM and the Transferring Partnerships space on certain communications towers.

      2.6 Build-to-Suit Agreement.  At the Closing, OpCo, HoldCo Sub and BAM
          -----------------------
(for itself and on behalf of the Transferring Partnerships) shall execute and deliver the Build-to-Suit Agreement in the form attached hereto as 1 EXHIBIT 2.6 (the "Build-to-Suit Agreement") pursuant to which BAM and the Transferring
      -----------------------
Partnerships shall offer to OpCo and HoldCo Sub from time to time the right to build tower structures on the terms and conditions described therein.

      2.7 Bidder Services Agreement.  At the Closing, Bidder, HoldCo Sub and
          -------------------------
OpCo shall execute and deliver a Services Agreement, in form and substance reasonably acceptable to BAM and Bidder and consistent with the terms set forth in the letter agreement between BAM and Bidder attached hereto as 1 EXHIBIT 2.7, pursuant to which Bidder shall offer to OpCo and HoldCo Sub certain services with respect to the tower structures owned by OpCo and HoldCo Sub on the terms and conditions described therein (the "Bidder Services Agreement").
                                       -------------------------

      2.8 Transitional Services Agreement.  At the Closing, if BAM and Bidder
          -------------------------------
determine that such an agreement should be entered into, BAM, OpCo and HoldCo Sub shall execute and deliver a the Transitional Services Agreement, in form and substance reasonably acceptable to BAM and Bidder and consistent with the terms set forth in the letter agreement between BAM and Bidder attached hereto as
EXHIBIT 2.7, pursuant to which BAM shall offer to OpCo and HoldCo Sub certain services with respect to the transition of the BAM Contributed Assets to OpCo on the terms and conditions described therein (the "Transitional Services
                                                 ---------------------
Agreement").


                                   ARTICLE 3

           FORMATION OF HOLDCO SUB AND HOLDCO, ANTICIPATED FINANCING

      3.1 Purpose of HoldCo and HoldCo Sub.  The purpose of  HoldCo Sub is to
          --------------------------------
own 99.999% of the Percentage Interests in OpCo, to perform its duties under the Management Agreement, to issue the Anticipated Financing (hereinafter defined), to make the distributions that it is obligated to make under this Agreement, and to conduct all business activities related thereto. The purpose of HoldCo is to own 100% of the Percentage Interests in HoldCo Sub and the Bidder Contributed Shares.

      3.2 Formation of HoldCo Sub.   Subject to the terms and conditions of this
          -----------------------
Agreement and in reliance upon the representations and warranties and covenants contained herein, at the Closing (a) BAM, the Transferring Partnerships, and Bidder Member shall form HoldCo Sub by filing an appropriate certificate of formation with the Secretary of State of the State of Delaware, and (b) HoldCo shall execute and deliver the HoldCo Sub Operating Agreement in the form attached hereto as 1 EXHIBIT 3.2 (the "HoldCo Sub Operating Agreement"). BAM,
                                       ------------------------------
the Transferring Partnerships, and Bidder Member shall contribute to HoldCo Sub the BAM OpCo Interest and the Bidder OpCo Interest, respectively, free and clear of all Encumbrances in exchange for the issuance by HoldCo Sub to BAM, of a 48.1 Percentage Interest in HoldCo Sub (the "BAM HoldCo Sub Interest"), which BAM
                                        -----------------------
HoldCo Sub Interest shall be apportioned between BAM and the Transferring Partnerships and among the Transferring Partnerships as set forth on EXHIBIT A-1, and the issuance to Bidder Member of a 51.9 Percentage Interest in HoldCo Sub (the "Bidder HoldCo Sub Interest").
      --------------------------

      3.3 Management Agreement.  At the Closing, OpCo and HoldCo Sub shall
          --------------------
execute and deliver a Management Agreement, in form and substance reasonably acceptable to BAM and Bidder and consistent with the terms set forth in the letter agreement between BAM and Bidder attached hereto as EXHIBIT 2.7, pursuant to which HoldCo Sub shall manage and lease OpCo's assets (the "Management
                                                               ----------
Agreement").
---------

      3.4 Contributed Cash Distribution.  At the Closing, immediately prior to
          -----------------------------
the formation of HoldCo pursuant to Section 3.5 hereof, OpCo shall cause to be made to HoldCo Sub a cash distribution of $200,000,000, all of which shall be used to make a cash distribution to HoldCo after Closing in the amount of $200,000,000, who will then immediately distribute such cash to BAM and the Transferring Partnerships (such distribution by HoldCo to BAM and the Transferring Partnerships is referred to herein as the "Contributed Cash
                                                        ----------------
Distribution", and, together with the Financing Distribution, is referred to
------------
herein as the "BAM Capital Distribution"), which Contributed Cash Distribution
               ------------------------
shall be apportioned
between BAM and the Transferring Partnerships and among the Transferring Partnerships as set forth on EXHIBIT A-1.

      3.5 Formation of HoldCo.  Subject to the terms and conditions of this
          -------------------
Agreement and in reliance upon the representations and warranties and covenants contained herein, at the Closing, (i) BAM, the Transferring Partnerships, and Bidder Member shall form HoldCo by filing an appropriate certificate of formation with the Secretary of State of the State of Delaware, and (ii) BAM and Bidder Member shall execute and deliver the HoldCo Operating Agreement in the form attached hereto as 1 EXHIBIT 3.5 (the "HoldCo Operating Agreement"). BAM
                                            --------------------------
and the Transferring Partnerships shall contribute to HoldCo the BAM HoldCo Sub Interest, free and clear of all Encumbrances, in exchange for the issuance by HoldCo to BAM of a 37.7 Percentage Interest in HoldCo (the "BAM HoldCo
                                                            ----------
Interest"), which BAM HoldCo Interest shall be apportioned between BAM and the Transferring Partnerships and among the Transferring Partnerships as set forth on EXHIBIT A-1. Bidder Member shall contribute to HoldCo (a) the Bidder HoldCo Sub Interest, free and clear of all Encumbrances, and (b) 15,597,783 shares of validly issued, fully-paid and non-assessable shares of Common Stock of Bidder, subject to appropriate adjustment for stock splits, dividends, reclassifications and similar changes in the capital stock of Bidder occurring after the date of this Agreement but prior to Closing (the "Bidder Contributed Shares"), free and
                                          -------------------------
clear of all Encumbrances, in exchange for the issuance by HoldCo to Bidder Member of a 62.3 Percentage Interest in HoldCo (the "Bidder HoldCo Interest").
                                                     ----------------------
The aforesaid number of Bidder Contributed Shares is equal to the quotient of
(i) $197,000,000 divided by (ii) $12.63 per share.  The provisions of this
Section 3.5 are subject to the provisions of Section 3.8.

          Bidder shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates evidencing the Bidder Contributed Shares. Bidder shall at its expense promptly file all necessary listing applications and other filings necessary to cause the Bidder Contributed Shares to be listed on The NASDAQ Stock Market. Bidder shall at its expense make all required state "Blue Sky" filings in connection with the issuance of the Bidder Contributed Shares and the contribution thereof to HoldCo in connection with the provisions of this Agreement. Each certificate for the Bidder Contributed Shares or successor securities shall bear the following legend:

     THESE SECURITIES (I) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR RESALE IN CONNECTION WITH THE DISTRIBUTION HEREOF, AND (II) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) TO THE EXTENT APPLICABLE, RULE 144 OR ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (C) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such certificate and reasonably acceptable to Bidder, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

      3.6 Financing.  Bidder has received a letter, dated October 8, 1998 (the
          ---------
"Commitment Letter"), a true and complete copy of which is contained in 1
------------------
EXHIBIT 3.6 from Key Corporate Capital Inc. (the "Lender") for the financing by
                                                  ------
HoldCo Sub on the terms and subject to the conditions described therein (the "Anticipated Financing") of an amount equal to not less than One Hundred Eighty
----------------------
Million Dollars ($180,000,000.00) (the "Closing Financing Amount"), except as
                                        ------------------------
adjusted pursuant to its terms and conditions. Bidder shall use its reasonable best efforts to consummate the Anticipated Financing not later than the Closing hereunder, after the formation of OpCo, HoldCo Sub and HoldCo. The proceeds of the Anticipated Financing, as appropriate, shall be used first, to make a distribution in cash to HoldCo immediately after Closing, who will then immediately distribute such cash to BAM and the Transferring Partnerships, in the amount of $180,000,000 (the "Financing Distribution"), which Financing
                                 ----------------------
Distribution shall be apportioned between BAM and the Transferring Partnerships and among the Transferring Partnerships as set forth on EXHIBIT A-1; and the balance of such proceeds shall be used for general business purposes of HoldCo Sub and OpCo. The provisions of this Section 3.6 are subject to the provisions of Section 3.8.

      3.7 BAM-Sub Guarantee.  At the closing of the Anticipated Financing, BAM-
          -----------------
Sub shall execute and deliver its Guarantee in the form attached as 1 EXHIBIT
3.7 hereto (the "BAM-Sub Guarantee").
                 -----------------

      3.8 Adjustments Based Upon Number of Included Tower Structures.
          ----------------------------------------------------------

               (a) As used in this Agreement, the term "Included Tower
                                                        --------------
          Structures" shall mean all Tower Structures constructed as of the
          ----------
          Closing Date and granted, contributed, conveyed, assigned, transferred and delivered by BAM and the Transferring Partnerships to OpCo at the Closing, and all Tower Structures that meet any of the following criteria (which for purposes of this Section 3.8 shall be deemed to have been granted, contributed, conveyed, assigned, transferred and delivered by BAM and the Transferring Partnerships to OpCo at the Closing): (i) any Tower Structure that is planned, but not yet constructed, and for which a Tower Site has been secured and all Governmental Permits that are required for the construction thereof have been secured, (ii) any Tower Structure for which BAM has not secured a required consent or approval to the assignment of the related Site Lease to OpCo at the Closing, but for which BAM or a Transferring Partnership is nonetheless able to deliver to OpCo, from and after the Closing, the interest of BAM or the applicable Transferring Partnership in the economic benefits of the Tower Structure, and (iii) any Tower Structure located on a Tower Site that is the subject of an Environmental Condition that is being remediated by BAM pursuant to the provisions of Section 6.1.7 and for which BAM or a Transferring Partnership delivers to OpCo, from and after the Closing, the interest of BAM or the applicable Transferring Partnership in the economic benefits of the Tower Structure.

               (b) Notwithstanding any other provision of this Agreement to the contrary, if the number of Included Tower Structures exceeds 1,427, the consideration to be paid, distributed and issued to BAM and the Transferring Partnerships under this Agreement shall be increased by an amount (the "Additional Consideration") equal to the product determined by
                  ------------------------
     multiplying (i) $320,000 by (ii) the number of Included Tower Structures in excess of 1,427. Such Additional Consideration shall be provided by increasing the BAM HoldCo Interest provided, however, that such adjusted interest must be less than 50%. If the amount of the Additional Consideration is such that the BAM HoldCo Interest, as adjusted pursuant to this Section 3.8(b), would be greater than or equal to 50%, the BAM HoldCo Interest shall be adjusted to 49.9% and Bidder and BAM shall agree upon the form of additional consideration to be provided by Bidder, which may include an increase of the Bidder Contributed Cash and an increase in the number of Bidder Contributed Shares. The increased BAM HoldCo Interest shall be equal to the quotient of (A) an amount equal to (1) $650,000,000 plus (2) the Additional Consideration less (3) the amount of the BAM Capital Distribution, divided by (B) an amount equal to (1) $650,000,000 plus (2) the Additional Consideration, plus (3) $250,000,000, being the amount of the Bidder Contributed Cash, plus (4) $197,000,000, less (5) the amount of the BAM Capital Distribution.

               (c) Notwithstanding any other provision of this Agreement to the contrary, if the number of Included Tower Structures is less than 1,427, the consideration to be paid, distributed and issued to BAM and the Transferring Partnerships under this Agreement shall be decreased by an amount (the "Amount of Decrease in Consideration") equal to the product
                  -----------------------------------
     determined by multiplying (i) $320,000 by (ii) the difference between 1,427 and the number of Included Tower Structures. Such decrease in consideration shall be provided in accordance with the following:

               (i) If as a result of the number of Included Tower Structures being less than 1,427, the Lender reduces the amount of the Closing Financing Amount, then the amount of the Financing Distribution shall be reduced by an amount equal to the amount by which the Closing Financing Amount was reduced; and

               (ii) The number of Bidder Contributed Shares shall be decreased from 15,597,783 shares of Bidder Common Stock to such number of shares of Bidder Common Stock that is equal to the quotient of (A) the Adjusted Aggregate Share Value, divided by (B) $12.63 per share. As used herein, the term "Adjusted Aggregate Share Value" means the lesser of :
               ------------------------------

               (x) the quotient of (1) the difference between (aa) the product determined by multiplying (i) 90% by (ii) an amount equal to $650,000,000 less the Amount of Decrease in Consideration, less the amount of the BAM Capital Distribution, and (bb) the product determined by multiplying 10% by $250,000,000, being the amount of the Bidder Contributed Cash, divided by
     (2) 110%; or

               (y) the difference between (1) the product determined by multiplying (aa) 90% by (bb) an amount equal to $650,000,000 less the Amount of Decrease in Consideration, and (2) the amount of the BAM Capital Distribution; and

               (iii) The BAM HoldCo Interest shall be decreased from a 37.7 Percentage Interest to such lower Percentage Interest that is equal to the quotient of (A) the difference between (1) $650,000,000 less the Amount of Decrease in Consideration and (2) the amount of the BAM Capital Distribution, divided by (B) an amount equal to (1) $650,000,000 less the Amount of Decrease in Consideration, plus (2) $250,000,000, being the amount of the Bidder Contributed Cash, plus (3) the Adjusted Aggregate Share Value, less (4) the amount of the BAM Capital Distribution.

               (d) If any Tower Structure does not qualify as an Included Tower Structure at Closing because at the Closing BAM or a Transferring Partnership is unable to deliver to OpCo the interest of BAM or the applicable Transferring Partnership in the economic benefits of a Tower Structure (i) for which BAM has not secured a required consent or approval to the assignment of the related Site Lease to OpCo, or (ii) which is located on a Tower Site that is the subject of an Environmental Condition that is being remediated by BAM pursuant to the provisions of Section 6.1.7, and, as a result, the consideration paid, distributed and issued to BAM and the Transferring Partnerships at the Closing is decreased pursuant to Section 3.8(c), and if BAM or the applicable Transferring Partnership is subsequently able to deliver to OpCo the interest of BAM or the applicable Transferring Partnership in the economic benefits of the Tower Structure, then, effective as of the date that such economic benefits begin to be delivered to OpCo, the decrease in consideration that was made pursuant to
     Section 3.8(c) with respect to the Tower Structure shall be reversed and shall be recalculated, counting the Tower Structure as an Included Tower Structure.

3.9  Adjustments Based Upon Revenue Run Rate of Included Towers.
     ----------------------------------------------------------

               (a) For purposes of this Section 3.9, the average annual aggregate rents receivable from third party tenants for each Tower Structure shall be $11,186 per year (determined by dividing (i) $15,962,000 by (ii) 1,427 Tower Structures).

               (b) At the Closing, the annualized aggregate rents receivable from third party tenants for the Included Tower Structures (the "Actual
                                                                      ------
     Third Party Rents for the Included Towers") shall be determined by the
     -----------------------------------------
     parties and then compared with the product determined by multiplying (i) the number of Included Tower Structures by (ii) $11,186 (the "Target Third
                                                                   ------------
     Party Rents for the Included Towers").
     -----------------------------------

               (c) If at the Closing the Actual Third Party Rents for the Included Towers equal or exceed the Target Third Party Rents for the Included Towers, there shall be no amounts owing by BAM to OpCo, or by OpCo to BAM, on account of the amount of rents receivable from third party tenants for the Included Tower Structures.

               (d) If at the Closing the Actual Third Party Rents for the Included Towers are less than the Target Third Party Rents for the Included Towers, then the following provisions of this subsection (d) shall apply from and after the Closing Date until such time that the Actual Third Party Rents for the Included Towers equal or exceed the Target Third Party Rents for the Included Towers. On the first day of each calendar month, OpCo shall calculate the difference between the Actual Third Party Rents for the

     Included Towers (expressed in a monthly amount, determined by dividing the annual rents for each Included Tower Structure by 12) and the Target Third Party Rents for the Included Towers (expressed in a monthly amount, determined by multiplying (A) $932.17 by (B) the number of Included Tower Structures) as of such date. On or before the tenth day of such month, OpCo shall deliver to BAM an invoice for the difference so calculated (the "Monthly Third Party Rent Shortfall"), which shall be accompanied by
      ----------------------------------
     reasonable evidence supporting OpCo's calculation of the Monthly Third Party Rent Shortfall. BAM shall pay each such invoice within 30 days after BAM's receipt of the invoice.

               (e) Amounts payable by BAM under Section 3.10 below shall be counted as rents receivable from third party tenants for the Included Tower Structures for purposes of determining the Actual Third Party Rents for the Included Towers under this Section 3.9.

3.10 Adjustment Based Upon Revenues Receivable under Certain Third Party
     -------------------------------------------------------------------
Leases.  Set forth on 3 SCHEDULE 3.10 is a description of certain third party
------
leases covering the Tower Structures which were entered into by BAM or a Transferring Partnership (as lessor) pursuant to a swap or other arrangement (collectively, the "Swap Lease Agreements," and each, individually, a "Swap
                    ---------------------                              ----
Lease Agreement").  With respect to each Swap Lease Agreement covering any of
---------------
the Included Tower Structures, on or before the tenth day of each calendar month from and after the Closing Date until the time specified in the following sentence, BAM or the applicable Transferring Partnership shall pay to OpCo an amount equal to the difference, if any, between (a) the monthly rent that OpCo would have received under the Swap Lease Agreement if the rents payable by the third party lessee thereunder were set at the rental rates payable to OpCo under the Global Lease Agreement, and (b) the monthly rent receivable by OpCo under the Swap Lease Agreement. The payment obligation of BAM or the applicable Transferring Partnership under the preceding sentence with respect to a particular Swap Lease Agreement shall terminate on the date that the third party lessee no longer has lease rights under the Swap Lease Agreement with respect to the subject Included Tower Structure.


                                   ARTICLE 4

                                    CLOSING

      4.1 Closing.  The closing (the "Closing") of the transactions contemplated
          -------                     -------
by this Agreement shall take place at 10:00 A.M., local time, on March 31, 1999, or, if later, the first business day following the satisfaction or waiver of the conditions precedent set forth in Article 4 hereof. The Closing shall take place at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 or at such other location as the parties shall agree. The date of the Closing is sometimes herein referred to as the "Closing
                                                                        -------
Date."
-----

          4.2  Items to be Delivered and Actions to be Taken at Closing.  At the
               --------------------------------------------------------
Closing and subject to the terms and conditions herein contained:

          (a) BAM, the Transferring Partnerships and Bidder Member shall form OpCo by executing and delivering the OpCo Operating Agreement;

          (b) BAM and the Transferring Partnerships shall deliver to OpCo such deeds, assignments, bills of sale and other good and sufficient instruments and documents of conveyance and transfer as shall be necessary and effective (in the reasonable opinion of counsel to Bidder Member, consistent with the provisions of this Agreement) to transfer and assign to, and vest in, OpCo all of the right, title and interest of BAM and the Transferring Partnerships in and to the BAM Contributed Assets to the extent and as provided in this Agreement, and OpCo shall deliver to BAM and the Transferring Partnerships an undertaking whereby OpCo will assume and agree to pay, discharge or perform, as appropriate, the BAM Assumed Liabilities to the extent and as provided in this Agreement;

          (c) Bidder Member shall deliver to OpCo the Bidder Contributed Cash, as provided in this Agreement;

          (d) OpCo, BAM and each of the Transferring Partnership shall execute and deliver the Global Lease;

          (e) OpCo and BAM (for itself and on behalf of the Transferring Partnerships) shall execute and deliver the Build-to-Suit Agreement;

          (f) BAM, the Transferring Partnerships and Bidder Member shall form HoldCo Sub by executing and delivering the HoldCo Sub Operating Agreement and contributing to HoldCo Sub the BAM OpCo Interest and the Bidder OpCo Interest;

          (g) HoldCo Sub and OpCo shall execute and deliver the Management Agreement;

          (h) HoldCo Sub shall deliver to HoldCo cash in an amount equal to the Contributed Cash Distribution, and HoldCo shall then immediately deliver to BAM and the Transferring Partnerships the Contributed Cash Distribution by wire transfer of immediately available funds to such accounts as BAM shall specify in writing;

          (i) BAM, the Transferring Partnerships and Bidder Member shall form HoldCo by executing and delivering the HoldCo Operating Agreement and contributing to HoldCo all of their respective interests in HoldCo Sub and by Bidder Member contributing the Bidder Contributed Shares to HoldCo.;

          (j) HoldCo Sub, OpCo, BAM, BAM Sub, the Lender and the financial institutions referred to below shall consummate the Anticipated Financing by executing and delivering the following loan documents (the "Financing
                                                            ---------
Documents"), each in the form of the most recent draft thereof that was provided by the Lender to BAM and Bidder as of the date of this Agreement, with such changes thereto as BAM and Bidder may mutually approve, and by performing the respective obligations to be performed by them at the closing of the Anticipated Financing pursuant to the provisions of the Commitment Letter and the Financing
Documents:

               (i) Loan Agreement among HoldCo Sub, the Lender, as agent, and the financial institutions listed therein;

              (ii) Promissory Note issued by HoldCo Sub to the Lender and such other financial institutions party to the Loan Agreement;

              (iii) Security Agreement between HoldCo Sub and the Lender, as agent;

               (iv) Pledge Agreement between HoldCo and the Lender, as agent;

               (v) Tower Subsidiary Guarantee between OpCo and the Lender, as agent;

               (vi) Tower Subsidiary Security Agreement between OpCo and the Lender, as agent;

               (vii) Tower Subsidiary Pledge Agreement among HoldCo Sub, BAM and the Lender, as agent;

               (viii) BAM-Sub Guarantee between BAM Sub and the Lender, as agent;

          (ix) Agreement between the Lender, as agent, and BAM pursuant to which BAM is granted the right to purchase the position of the Lender and such financial institutions under all of the Financing Documents and related documents and instruments upon an event of default by HoldCo Sub, the right of first offer to purchase any collateral under any foreclosure action, and certain rights of notice; and

          (x) Subordination, Non-Disturbance and Attornment Agreement between BAM (for itself and on behalf of the Transferring Partnerships) and the Lender;

          (k) HoldCo Sub shall deliver to HoldCo cash in an amount equal to the Financing Distribution, and HoldCo shall then immediately deliver to BAM and the Transferring Partnerships the Financing Distribution by wire transfer of immediately available funds to such accounts as BAM shall specify in writing;

          (l) Bidder, HoldCo Sub and OpCo shall execute and deliver the Bidder Services Agreement;

          (m) If BAM and Bidder determine that such an agreement should be entered into, BAM, HoldCo Sub and OpCo shall execute and deliver the Transitional Service Agreement; and

          (n) At or prior to the Closing, the parties hereto shall also deliver to each other the agreements, opinions, certificates and other documents and instruments referred to in Article 7 hereof.

      4.3 Further Assurances.  Each of BAM, the Transferring Partnerships,
          ------------------
Bidder and Bidder Member, from time to time after the Closing, at OpCo's request, will execute, acknowledge and deliver to OpCo such other instruments of conveyance and transfer and will take such other actions and execute and deliver such other documents, certifications and further assurances as OpCo may reasonably require in order to vest more effectively in OpCo or to put OpCo more fully in possession of, any of the BAM Contributed Assets or the Bidder Contributed Cash, or to better enable OpCo to complete, perform or discharge any of the liabilities or obligations assumed by OpCo at the Closing pursuant hereto, or to vest more effectively in HoldCo or to put HoldCo more fully in possession of, the Bidder Contributed Shares. Each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement.


                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

      5.1 Representations and Warranties of BAM.  Except as disclosed to OpCo in
          -------------------------------------
the SCHEDULES to this Agreement (with each disclosure made in the Schedule in response to any Section of these representations and warranties being deemed to be disclosed in response to, and to qualify, each other Section of these representations and warranties), BAM hereby represents and warrants to OpCo as follows:

          5.1.1  Corporate.  BAM is a general partnership, duly organized and
                 ---------
validly existing under the laws of the State of Delaware. BAM is qualified to do business in any jurisdiction where the ownership, use or occupancy of the BAM Contributed Assets would require it to be so qualified, except where the failure so to qualify would not have a BAM Material Adverse Effect. BAM has the requisite corporate power and authority to own, lease, use and occupy the BAM Contributed Assets as they are now being owned, leased, used and occupied.

          5.1.2  Authorization.  BAM has the requisite corporate power and
                 -------------
authority to execute and deliver the Transaction Documents to which it is a party and to perform the transactions performed or to be performed by it thereunder. Such execution, delivery and performance by BAM have been duly authorized by all necessary corporate action. Each Transaction Document executed and delivered by BAM has been duly executed and delivered by BAM and constitutes a valid and binding obligation of BAM, enforceable against BAM in accordance with its terms.

          5.1.3  Consents and Approvals.  Except for compliance with (w) the HSR
                 ----------------------
Act, (x) to the extent required, notice to and the consent and approval of the Connecticut Department of Environmental Protection ("CTDEP") under the
                                                     -----
Connecticut Transfer Act ("CTA"), (y) to the extent required, notice to and the
                           ---
consent and approval of the New Jersey Department of Environmental Protection ("NJDEP") under the Industrial Site Recovery Act ("ISRA") and (z) the consents
-------                                            ----
specified in 3 SCHEDULE 5.1.3, neither the execution and delivery by BAM of the Transaction Documents to which it is a party, nor the performance of the Transactions performed or to be performed by BAM, will (i) require any filing, consent or approval or constitute a Default under (A) any Law or Court Order to which BAM or any of the BAM Contributed Assets is subject, (B) the Charter Documents or bylaws of BAM or (C) any Contract, Governmental Permit or other document to which BAM is a party or by which any of the BAM Contributed Assets is bound, except with respect to clauses (A) and (C), such Defaults that, individually or in the aggregate, would not have a BAM Material Adverse Effect, or (ii) result in the creation or imposition of any Encumbrance upon any of the BAM Contributed Assets, other than Permitted Encumbrances.

          5.1.4  Title to and Condition of Assets and Related Matters.  To BAM's
                 ----------------------------------------------------
knowledge, BAM owns and will transfer to OpCo at the Closing good and marketable title to, or, with respect to leased assets, a valid leasehold interest in, all of the BAM Contributed Assets, free from any Encumbrances except Permitted Encumbrances. To BAM's knowledge, the use of the BAM Contributed Assets is not subject to any Encumbrances, other than Permitted Encumbrances, and such use does not materially encroach on the property or rights of any other Person. All of the BAM Contributed Assets which are personal property or fixtures are in good operating condition and repair, subject to normal wear and maintenance, are useable to support the antennae structures of BAM and the other tenants on the existing Tower Structures as of the date hereof, except for such defects as would not cost more than $25,000 to correct with respect to each such Tower Structure or more than $5,000,000 for all such Tower Structures. To BAM's knowledge, except as disclosed in 3 SCHEDULE 5.1.4 all of the transmitting towers, ground radials, guy anchors, transmitting buildings and related improvements, if any, located on the real property owned or leased by BAM are located entirely on such real property.

          5.1.5  Real Property.
                 -------------

          (a) Zoning.  To BAM's knowledge, BAM's ownership, lease or use of the
              ------
real property included in the BAM Contributed Assets or subject to Site Leases is in compliance with all applicable zoning and other land use requirements where the failure to so comply would materially limit BAM's ability to use such real property in the ordinary course of business.

          (b) Utility Services.  The water, electric, gas and sewer utility
              ----------------
services and the septic tank and storm drainage facilities currently available to the Tower Sites are adequate for the present use of such Tower Sites by BAM, are not being appropriated by BAM but rather are being supplied to BAM by utility companies or municipalities pursuant to valid and enforceable contracts or tariffs, and there is no condition which will result in the termination of the present access from the Tower Sites to such utility services and other facilities.

          (c)  Access.  To BAM's knowledge, BAM has obtained all Governmental
               ------
Permits (where required), easements and rights-of-way which are reasonably necessary to provide vehicular and pedestrian ingress and egress to and from the Tower Sites for the purposes used by BAM in the ordinary course. To BAM's knowledge, no action is pending or threatened which would have the effect of terminating or limiting such access.

          (d) Eminent Domain.  BAM has received no written notice that any
              --------------
governmental body having the power of eminent domain over any of the real property included in the BAM Contributed Assets has commenced or intends to exercise the power of eminent domain or a similar power with respect to all or any part of such real property.

          (e) Public Improvements.  To BAM's knowledge, no  work for municipal
              -------------------
improvements has been commenced on or in connection with the 'Owned Sites' included in the BAM Contributed Assets. BAM has received no written notice that any assessment for public improvements has been made against any such real property which remains unpaid.

          5.1.6  Legal Proceedings and Compliance with Law.  Except as set forth
                 -----------------------------------------
in 3 SCHEDULE 5.1.6, there is no Litigation that is pending or, to BAM's knowledge, threatened against BAM with respect to, or involving, any of the BAM Contributed Assets. To BAM's knowledge, there has been no Default under any Laws applicable to the ownership, occupancy or use of the BAM Contributed Assets, including Environmental Laws, except for such Defaults that would not have a BAM Material Adverse Effect, individually or in the aggregate. Except as set forth in SCHEDULE 5.1.6, BAM has not received any notices from any Governmental Authority regarding any alleged Defaults relating to the ownership, use or occupancy of the BAM Contributed Assets under any applicable Laws, including Environmental Laws. Except as set forth in SCHEDULE 5.1.6, BAM, with respect to the BAM Contributed Assets, is not presently subject to the provisions of any Court Order and there has been no Default with respect to any Court Order applicable to BAM with respect to the BAM Contributed Assets, except for such Defaults that would not have a BAM Material Adverse Effect, individually or in the aggregate.

          5.1.7  Governmental Permits.  Except as set forth on 3 SCHEDULE 5.1.7,
                 --------------------
BAM has obtained all Governmental Permits that are required for the ownership, use or occupancy of the BAM Contributed Assets as now being conducted, all of which are in full force and effect, except where the failure to obtain any such Governmental Permit or of any such Governmental Permit to be in full force and effect would not have a BAM Material Adverse Effect, individually or in the aggregate. BAM has complied with all such Governmental Permits, except where the failure so to comply would not have a BAM Material Adverse Effect, individually or in the aggregate.

          5.1.8  Contracts.  3 SCHEDULE 5.1.8 identifies all Contracts of the
                 ---------
following types to which BAM is a party, or by which it is bound, with respect to the BAM Contributed Assets (other than any Contract that is terminable by a party on not more than sixty (60) days' notice without any Liability or any Contract under which the obligation of a party (fulfilled and to be fulfilled) involves an amount of less than $50,000 (a "Minor Contract")):
                                            --------------

          (a) Contracts which are Site Leases, disclosing for each the location of the related Tower Site, the identity of the lessor, the expiration date of the initial term under the lease, and the amount of the rental paid to the lessor by BAM thereunder for the month ended not more than forty-five (45) days prior to the date of this Agreement;

          (b) Contracts which are Tower Leases, disclosing for each the location of the related Tower Site, the identity of the lessee, the expiration date of the initial term under the lease, and the amount of the rental paid by the lessee to BAM thereunder for the month ended not more than forty-five (45) days prior to the date of this Agreement;

          (c) Contracts which are Tower Equipment Leases, disclosing for each the location of the related Tower Site, the type of equipment leased, the identity of the lessor, the expiration date of the initial term under the lease and the amount of the rental paid to the lessor by BAM thereunder for the month ended not more than forty-five (45) days prior to the date of this Agreement;

          (d) Contracts which are Tower Service Contracts, disclosing for each the location of the related Tower Site, the identity of the service provider, the type of service provided, the expiration date of the initial term under the Contract and the amount of the fees paid by BAM to the service provider thereunder for the month ended not more than forty-five (45) days prior to the date of this Agreement;

          (e) Contracts under which any Encumbrances, other than Permitted Encumbrances, exist with respect to the BAM Contributed Assets; and

          (f) Contracts (other than Minor Contracts and those described in any of (a) through (e) above) (i) which relate to the Tower Structures or Tower Sites which were entered into after December 31, 1997 and which were not made in the ordinary course of the business of BAM or (ii) which were made in the ordinary course of business and involve remaining payments under any such Contract of more than $500,000.

     The Contracts listed in SCHEDULE 5.1.8 are referred to herein as the "BAM
                                                                           ---
Contracts."  Except as identified in SCHEDULE 5.1.8,  BAM is not in Default
----------
under any BAM Contract in any material respect. BAM has not received any written communication from, or given any written communication to, any other party indicating that BAM or such other party, as the case may be, is in Default under any BAM Contract. To BAM's knowledge, (i) except as identified in SCHEDULE 5.1.8, none of the other parties to any such BAM Contract is in Default thereunder in any material respect and (ii) each such BAM Contract is in full force and effect and is enforceable against the other parties thereto in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, reorganization, insolvency and other Laws of general application affecting enforcement of creditors' rights generally.

          5.1.9  Employees and Employee Relations.  3 SCHEDULE 5.1.9 lists all
                 --------------------------------
employees of BAM who may be hired by OpCo and HoldCo at or immediately after consummation of the Closing (each, an "Identified Employee") and their dates of
                                       -------------------
hire, present positions, rates of compensation (including cash and non-cash compensation) and accrued vacation (such Schedule being subject to change between the date hereof and the Closing Date as a result of changes in the ordinary course of the business). BAM is not a party to, involved in, or, to BAM's knowledge, threatened by, any labor dispute or unfair labor practice charge related to such Identified Employees. BAM is not a party to or currently negotiating any collective bargaining agreement related to such Identified Employees.

          5.1.10  Employee Benefit Plans.
                  ----------------------

          (a) 3 SCHEDULE 5.1.10 lists each Benefit Plan sponsored or maintained by BAM under which BAM is or may be obligated to Identified Employees or their respective beneficiaries (the "Covered Persons").
                               ---------------

          (b) All such Benefit Plans conform (and at all times have conformed) in all material respects to, and are being administered and operated (and have at all times been administered and operated) in material compliance with, the requirements of ERISA, the Code and all other applicable Laws.

          (c) Any such Benefit Plan that is intended to be qualified under
Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code has been determined by the Internal Revenue Service to be so qualified and such determination remains in effect and has not been revoked. Nothing has occurred since the date of any such determination that is reasonably likely to affect adversely such qualification or exemption, or result in the imposition of excise Taxes or income Taxes on unrelated business income under the Code or ERISA with respect to any such Benefit Plan.

          (d) There are no pending or, to BAM's knowledge, threatened claims by or on behalf of any such Benefit Plans, or by or on behalf of any Covered Persons under any such Benefit Plans, alleging any breach of fiduciary duty on the part of BAM or any of its officers, directors or employees under ERISA or any other applicable regulations, or claiming benefit payments (other than those made in the ordinary operation of such plans), nor is there, to BAM's knowledge, any basis for any such claim. Such Benefit Plans are not the subject of any pending or, to BAM's knowledge, threatened investigation or audit by the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation.

          (e) BAM has timely made all required contributions under such Benefit Plans.

          (f) BAM has not taken any action that may result in OpCo being a party to, bound by or subject to any Liability on account of, any such Benefit Plan following the consummation of the Transactions.

          5.1.11  Environmental Matters.  Except as set forth on 3 SCHEDULE
                  ---------------------
5.1.11, to BAM's knowledge, no Environmental Condition exists at any of the Tower Sites which would have a BAM Material Adverse Effect, individually or in the aggregate. To BAM's knowledge, except as set forth on SCHEDULE 5.1.11, (i) there are no polychlorinated byphenyls in any container or equipment on, about, under or within any Tower Sites, (ii) there is no asbestos at, on, about, under or within any Tower Sites, and (iii) there are no underground storage tanks, whether in service or closed in place, under any Tower Sites.

          5.1.12  Absence of Certain Changes or  Events.  Since June 30, 1998,
                  -------------------------------------
BAM has made reasonable efforts consistent with past practice to preserve relationships with customers, suppliers, employees, lessors, licensors, tenants, licensees, distributors and others with whom BAM has a business or financial relationship with respect to the BAM Contributed Assets. Except as set forth on 3 SCHEDULE 5.1.12, BAM has conducted its operations regarding the BAM Contributed Assets in the ordinary course of business consistent with past practice (including with respect to the collection of receivables, payment of payables and other liabilities, capital expenditures, and contributions to or accruals in respect of the Benefit Plans).

          5.1.13  Availability of Documents.  BAM has made available to Bidder
                  -------------------------
and Bidder Member copies of all documents, including without limitation all Contracts identified in the SCHEDULES to this Section 5.1. Such copies are true and complete in all material respects and include all material amendments, supplements and modifications thereto or waivers currently in effect thereunder.

          5.1.14  Purchase for Investment.  BAM and the Transferring
                  -----------------------
Partnerships are acquiring the BAM OpCo Interest and the BAM HoldCo Interest for their own respective accounts and not with a view to the distribution thereof, except in the case of the Transferring Partnerships. BAM and the Transferring Partnerships understand that the BAM OpCo Interest and the BAM HoldCo Interest have not been registered under the Securities Act and may be resold only if registered pursuant to the provi-sions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law.

          5.1.15  Broker or Finder.  No Person assisted in or brought about the
                  ----------------
negotiation of this Agreement or the Transactions in the capacity of investment banker, broker, agent or finder or in any similar capacity on behalf of BAM or any of its Affiliates, other than Goldman, Sachs & Co., whose fees will be borne by BAM.

          5.1.16  No Other Warranties.  Except for the representations and
                  -------------------
warranties expressly set forth in this Section 5.1 and Section 5.2, the BAM Contributed Assets are being sold by BAM and the Transferring Partnerships as is, where is, and with all faults, and there are no other warranties being made by BAM or the Transferring Partnerships (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF HABITABILITY, MERCHANTABILITY OR WARRANTY FOR A PARTICULAR PURPOSE), express or implied, in connection with the sale of the BAM Contributed Assets or the other transactions contemplated by the Transaction Documents.

      5.2 Representations and Warranties of Transferring Partnerships.  Except
          -----------------------------------------------------------
as disclosed to OpCo in the SCHEDULES to this Agreement, each of the Transferring Partnerships, severally and not jointly and each solely with respect to itself, and BAM, jointly with each Transferring Partnership, hereby represents and warrants to OpCo as follows:

          5.2.1  Partnership.  Such Transferring Partnership is a partnership,
                 -----------
duly formed and validly existing under the state laws pursuant to which it was formed. Such Transferring Partnership has the requisite partnership power and authority to own, lease, use and occupy the BAM Contributed Assets owned by it as they are now being owned, leased, used and occupied.

          5.2.2  Authorization.  Such Transferring Partnership has the requisite
                 -------------
partnership power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the transactions performed or to be performed by it thereunder. Such execution, delivery and performance by such Transferring Partnership have been duly authorized by all necessary partnership action. Each Transaction Document executed and delivered by such Transferring Partnership has been duly executed and delivered by such Transferring Partnership and constitutes a valid and binding obligation of such Transferring Partnership, enforceable against such Transferring Partnership in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, reorganization, insolvency and other Laws of general application affecting enforcement of creditors' rights generally.

          5.2.3  Consents and Approvals.  Except for compliance with the HSR Act
                 ----------------------
and the consents specified in 3 SCHEDULE 5.2.3, neither the execution and delivery by such Transferring Partnership of the Transaction Documents to which it is a party, nor the performance of the Transactions performed or to be performed by such Transferring Partnership, will (i) require any filing, consent or approval or constitute a Default under (A) any Law or Court Order to which such Transferring Partnership or any of the BAM Contributed Assets owned by it is subject, (B) the partnership agreement or other governing documents of such Transferring Partnership or (C) any Contract, Governmental Permit or other document to which such Transferring Partnership is a party or by which any of the BAM Contributed Assets owned by such Transferring Partnership is bound, except with respect to clauses (A) and (C), such Defaults that, individually or in the aggregate, would not have a BAM Material Adverse Effect, or (ii) result in the creation or imposition of any Encumbrance upon the BAM Contributed Assets owned by such Transferring Partnership, other than Permitted Encumbrances.

      5.3 Representations and Warranties of Bidder and Bidder Member.  Each of
          ----------------------------------------------------------
Bidder and Bidder Member, jointly and severally, hereby represents and warrants to OpCo, BAM and each of the Transferring Partnerships as follows:

          5.3.1  Corporate.  Each of Bidder and Bidder Member is a corporation
                 ---------
duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Bidder and Bidder Member has all requisite corporate power and authority to carry on its business as it has been and is now being conducted and to own, lease and operate the properties and assets used in connection therewith.

          5.3.2  Authorization.  Each of Bidder and Bidder Member has the
                 -------------
requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the transactions performed or to be performed by it thereunder. Such execution, delivery and performance by Bidder and Bidder Member have been duly authorized by all necessary corporate action. Each Transaction Document executed and delivered by Bidder and Bidder Member has been duly executed and delivered by such corporation and constitutes a valid and binding obligation of such corporation, enforceable against the corporation in accordance with its terms.

          5.3.3  Consents and Approvals.  Except for compliance with the HSR Act
                 ----------------------
and the consents specified in 3 SCHEDULE 5.3.3, neither the execution and delivery by each of Bidder and Bidder Member of the Transaction Documents to which it is a party, nor the performance of the Transactions performed or to be performed by it, will (i) require any filing, consent or approval or constitute a Default under (A) any Law or Court Order to which it or its properties and assets are subject, (B) its Charter Documents or bylaws, or (C) any Contract, Governmental Permit or other document to which it is a party or by which any of its properties and assets are bound, except with respect to clauses (A) and (C), such Defaults that, individually or in the aggregate, would not have a Bidder Material Adverse Effect, or (ii) result in the creation or imposition of any Encumbrance upon its properties and assets, other than Permitted Encumbrances.

          5.3.4  Broker or Finder.  No Person assisted in or brought about the
                 ----------------
negotiation of this Agreement or the Transactions in the capacity of investment banker, broker, agent or finder or in any similar capacity on behalf of Bidder or any of its Affiliates, other than Salomon Smith Barney, whose fees will be borne by Bidder.

          5.3.5  Capital Stock.  As of the date hereof, Bidder has authorized
                 -------------
capital stock consisting solely of 690,000,000 shares of Bidder Common Stock, par value $0.01 per share, 90,000,000 shares of Bidder Class A Common Stock, par value $0.01 per share and 10,000,000 shares of Bidder Preferred Stock, par value $0.01 per share. As of September 30, 1998: (a) 82,548,545 shares of Bidder Common Stock were issued and outstanding, (b) 11,340,000 shares of Bidder Class A Common Stock were issued and outstanding, (c) no shares of Bidder Preferred Stock were issued and outstanding, (d) no shares of Bidder Common Stock, Bidder Class A Common Stock or Bidder Preferred Stock were held as treasury shares, and
(e) 23,343,316 shares of Bidder Common Stock were reserved for issuance under Bidder's employee stock option plans and warrants (16,064,243 shares of which were subject to outstanding options, 1,314,990 shares of which were subject to outstanding warrants and 5,964,083 shares of which were reserved for future option grants). Except for the 358,678 shares issued in connection with the acquisition of Millennium Communications Limited, since September 30, 1998, to the date of this Agreement, no additional shares of capital stock have been reserved for issuance by Bidder and the only issuances of shares of capital stock of Bidder have been issuances of Bidder Common Stock upon the exercise of outstanding Bidder stock options as listed in 3 SCHEDULE 5.3.5 or as permitted under Section 7.1.9(d). As of the date of this Agreement, there are no existing subscriptions, options, warrants, convertible securities, calls, commitments, agreements, conversion rights or other rights of any character (contingent or otherwise) calling for or requiring the issuance, transfer, sale or other disposition of any shares of the capital stock of Bidder, or calling for or requiring the issuance of any securities or rights convertible into or exchangeable for shares of capital stock of Bidder, in any case except as set forth in SCHEDULE 5.3.5. Bidder Member is an indirect wholly-owned subsidiary of Bidder.

          5.3.6  SEC Reports.  Bidder has filed all required forms, reports and
                 -----------
documents with the SEC since January 1, 1998 (collectively, the "'Bidder's SEC
                                                                  ------------
Reports").  Bidder's SEC Reports complied, as of their respective dates,  in all
-------
material respects with all applicable requirements of the Securities Act and the Exchange Act. As of their respective dates, none of Bidder's SEC Reports, including, without limitation, any financial statements or schedules included or incorporated by reference therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There have been filed as exhibits to, or incorporated by reference in, Bidder's Registration Statement on Form S-1 as filed with the SEC on August 18, 1998, all contracts which, as of the date hereof, are material as described in Item 601(b)(10) of Regulation S-K. Bidder has heretofore delivered to BAM, in the form filed with the SEC, all of Bidder's SEC Reports. The audited consolidated financial statements and the unaudited interim financial statements of Bidder, including in each case the notes thereto, included in the Bidder's SEC Reports have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as may be indicated therein or in the notes thereto) ("GAAP"), and such balance sheets, including
                                   ----
the related notes, fairly present the consolidated financial position, assets and liabilities (whether accrued, absolute, contingent or otherwise) of Bidder and its subsidiaries at the dates indicated and such consolidated statements of income, changes in stockholders' equity and statements of cash flow fairly present the consolidated results of operations, changes in stockholders' equity and cash flow of Bidder for the periods indicated, subject, in the case of the unaudited interim financial statements, to normal, recurring audit adjustments. The unaudited financial statements included in the Bidder's SEC Reports contain all adjustments, which are solely of a normal recurring nature, necessary to present fairly the results of operations and changes in stockholders' equity and financial position for the periods then ended.

          5.3.7  Absence of Certain Changes.  Except as described in 3 SCHEDULE
                 --------------------------
5.3.7, since December 31, 1997, Bidder has conducted its business solely in the ordinary course consistent with past practice and has not been subject to any other events or conditions of any character that would have a Bidder Material Adverse Effect.

          5.3.8  Bidder Articles and Bylaws.  True and complete copies of  the
                 --------------------------
Bidder's charter documents and bylaws as in effect on the date of this Agreement are included in the Bidder's SEC Reports. Prior to the date hereof, Bidder Member has provided BAM with true and complete of the Bidder Member's charter documents and bylaws in effect on the date of this Agreement.

          5.3.9  Threatened or Pending Litigation. There are no disputes,
                 --------------------------------
claims, actions, suits or proceedings, arbitrations or investigations pending or, to the knowledge of Bidder or Bidder Member, threatened against or affecting Bidder, Bidder Member or their respective properties, assets or operations that would have a Bidder Material Adverse Effect.

          5.3.10  No Impact of Bidder Agreements on OpCo, HoldCo or HoldCo Sub.
                  ------------------------------------------------------------
Neither Bidder nor Bidder Member is a party to, nor is Bidder, Bidder Member or any of their respective properties or assets subject to or bound by, any agreement, contract or commitment which would restrict the ability of OpCo, HoldCo or HoldCo Sub to conduct any kind of business, or own or operate any kind of assets, anywhere in the United States.

          5.3.11  Bidder Contributed Shares.  The issuance of the Bidder
                  -------------------------
Contributed Shares has been duly and validly authorized by all necessary corporate action. No further approval or authorization of the stockholders or the directors of Bidder, of any Governmental Authority or of any other Person is required for the issuance by Bidder of the Bidder Contributed Shares and the contribution thereof to HoldCo in accordance with the terms of this Agreement. When issued and contributed to HoldCo upon the formation of HoldCo, the Bidder Contributed Shares shall be duly and validly issued, fully paid and nonassessable, and free and clear of any Encumbrances and preemptive or similar rights and restrictions of any nature including, without limitation, any restrictions on the right to vote, sell or otherwise dispose of the Bidder Contributed Shares (other than any restrictions imposed under the Securities Act or Section 160(c) of the Delaware General Corporation Law). The issuance and contribution of the Bidder Contributed Shares to HoldCo upon the formation of HoldCo shall not be made in violation of the terms of any preemptive right or agreement of Bidder and shall be made in compliance with all applicable charter documents and bylaws of Bidder and all Laws. When distributed to BAM in connection with the dissolution of HoldCo, as provided in the HoldCo Operating Agreement, the Bidder Contributed Shares shall be duly and validly issued, fully paid and nonassessable, and free and clear of any Encumbrances and preemptive or similar rights and restrictions of any nature (other than any Encumbrance created by BAM) including, without limitation, any restrictions on the right to vote, sell or otherwise dispose of the Bidder Contributed Shares (other than any restrictions imposed under the Securities Act). Such distribution to BAM shall not violate of the terms of any preemptive right or agreement of Bidder or the charter documents or bylaws of Bidder or any applicable Law.

          5.3.12  Share Ownership Limitations.  No "fair price," "moratorium,"
                  ---------------------------
"control share acquisition" or other form of anti-takeover statute or regulation as in effect on the date hereof or any anti-takeover provision in the Certificate of Incorporation or By-laws of Bidder or Bidder Member or any shareholder rights plan or similar arrangement or material change of control provision is applicable to any of the transactions contemplated by this Agreement or the other Transaction Documents.

          5.3.13  Bidder Financing.  The Commitment Letter is in full force and
                  -----------------
effect as of the date hereof. The Lender has not notified Bidder or otherwise communicated to Bidder the existence of any fact or condition which would alone or together with any other fact or condition result in the termination or modification of the Commitment Letter or cause the Lender to fail to enter into the Financing Documents or issue the Anticipated Financing. Bidder knows of no fact or condition which would alone or together with any other fact or condition result in the termination or modification of the Commitment Letter or a failure by the Lender to enter into the Financing Documents or issue the Anticipated Financing. Bidder has complied with, or by Closing will comply with, all conditions, obligations and requirements that are set forth in the Commitment Letter and applicable to Bidder and Bidder Member.

          5.3.14  Funds Available for Bidder Contribution.  Bidder either (a)
                  ---------------------------------------
has sufficient cash or cash equivalents or unconditional commitments by third parties to pay such cash or cash equivalents to make the Bidder Cash Contribution or (b) will have available prior to the Closing sufficient cash or cash equivalents or unconditional commitments of third parties to pay such cash or cash equivalents.

          5.3.15  Purchase for Investment.  Bidder Member is acquiring the
                  -----------------------
Bidder HoldCo Interest for its own account and not with a view to the distribution thereof. Bidder understands that the Bidder HoldCo Interest has not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law.

          5.3.16  No Other Representations or Warranties. Except for the
                  --------------------------------------
representations and warranties expressly set forth in this Section 5.3 neither the Bidder nor its Affiliates (including Bidder Member) has made or is making any representations or warranties to BAM, the Transferring Partnerships or OpCo, express or implied, in connection with the transactions contemplated by the Transaction Documents.


                                   ARTICLE 6

                          AGREEMENTS PENDING CLOSING

      6.1 Agreements of BAM Pending the Closing.  BAM covenants and agrees that,
          -------------------------------------
pending the Closing, except as otherwise agreed to in writing by Bidder, and except in connection with the performance of the transactions contemplated hereby:

          6.1.1  Business in the Ordinary Course.  BAM shall operate, maintain
                 -------------------------------
and service the BAM Contributed Assets and the BAM Assumed Liabilities in the ordinary course consistent with past practice and in compliance in all material respects with all applicable Laws and, to the extent consistent therewith, use all reasonable efforts to preserve intact the current business organization of the business of the BAM Contributed Assets, preserve the goodwill and relationships with customers, suppliers and others having business dealings with the business of the BAM Contributed Assets, provided that BAM may enter into Tower Leases with respect to the Tower Structures in the ordinary course consistent with past practice.

          6.1.2 Update Schedules.  BAM shall promptly disclose to Bidder any
                ----------------
information contained in its representations and warranties or any of the other Schedules hereto which, because of an event occurring after the date hereof, is incomplete or is no longer correct as of all times after the date hereof until the Closing Date; provided, however, that none of such disclosures shall be deemed to modify, amend or supplement the representations and warranties of BAM or the schedules hereto for the purposes of Article VII hereof, unless Bidder shall have consented thereto in writing, except (a) to the extent that a schedule update relates to the addition to any Schedule of Tower Structures or Tower Sites acquired or constructed after the date of this Agreement in the ordinary course consistent with past practice or the execution and delivery of Tower Leases or Site Leases entered into after the date of this Agreement in the ordinary course consistent with past practice and matters related thereto, (b) for the information contained in the Required BAM Phase I Reports (as defined in Section 6.1.7) and the Optional Bidder Phase I Reports (as defined in Section 6.2.5), and (c) for updates to
SCHEDULE 5.1.9 with respect to the Identified Employees identified by Bidder and BAM in accordance with the provisions of Section 6.3.2 ("Permitted Schedule
                                                         -------------------
Updates").
-------

          6.1.3  Conduct of Business.  BAM shall use its reasonable efforts to
                 -------------------
conduct its business in such a manner that on the Closing Date the representations and warranties of BAM contained in this Agreement shall be true as though such representations and warranties were made on and as of such date. Furthermore, BAM shall cooperate with Bidder and Bidder Member and use its reasonable efforts to cause all of the conditions to the obligations of Bidder, Bidder Member and BAM under this Agreement to be satisfied on or prior to the Closing Date.

          6.1.4  Sale of Assets; Negotiations.  Without limiting the
                 ----------------------------
generality of Section 6.1.3 and except for conveyances to OpCo contemplated hereby, BAM and the Transferring Partnerships shall not, directly or indirectly, sell or encumber all or any part of the BAM Contributed Assets, other than in the ordinary course of its business consistent with past practice or in connection with the sale or other divestiture of any cellular system owned by BAM or the Transferring Partnerships, or initiate or participate in any discussions or negotiations or enter into any agreement to do any of the foregoing provided, however, that the total number of Tower Structures that BAM sells pursuant to the foregoing shall not exceed four hundred (400).

          6.1.5  Access.  BAM shall give to Bidder's officers, employees,
                 ------
counsel, accountants and other representatives free and full access to and the right to inspect, during normal business hours, all of the premises, properties, assets, records, contracts and other documents relating to the BAM Contributed Assets or the BAM Assumed Liabilities and shall permit them to consult with the officers, employees, accountants, counsel and agents of BAM for the purpose of making such investigation of the BAM Contributed Assets or the BAM Assumed Liabilities, as Bidder shall desire to make, provided that such investigation shall not unreasonably interfere with the business operations of BAM. Furthermore, BAM shall furnish to Bidder all such documents and copies of documents and records and information with respect to the BAM Contributed Assets or the BAM Assumed Liabilities and copies of any working papers relating thereto as Bidder shall from time to time reasonably request and shall permit Bidder and its agents to make such physical inventories and inspections of the BAM Contributed Assets or the BAM Assumed Liabilities as Bidder may reasonably request from time to time. Notwithstanding the foregoing provisions of this
Section 6.1.5, BAM shall not be required to provide any such information to Bidder if, in the reasonable determination of the general counsel of BAM, access to such information by Bidder is prohibited by the provisions of any confidentiality agreements binding upon BAM or any of the Transferring Partnerships or by applicable Law.

          6.1.6  Press Releases.  Except as required by applicable Law or in
                 --------------
connection with communications with the other partners of the Transferring Partnerships or the process of obtaining consents contemplated by Sections 2.3.5 and 2.3.6 hereof, BAM shall not give notice to third parties or otherwise make any public statement or releases concerning this Agreement or the transactions contemplated hereby except for such written information as shall have been approved in writing as to form and content by Bidder, which approval shall not be unreasonably withheld or delayed and except in connection with obtaining a required consent to or approval of the transactions contemplated by the Agreement from the third party so notified.

          6.1.7  Required BAM Phase I Environmental Reports.  At its sole cost
                 ------------------------------------------
and expense, BAM shall have Phase I Environmental Reports performed for each of the Tower Sites that includes an Included Tower Structure and was acquired by BAM or any of the Transferring Partnerships since January 1, 1995 and for which no such report exists on the date of this Agreement, which Tower Sites are listed on 3 SCHEDULE 6.1.7 hereto. Such reports (any such report is referred to herein as a "Required BAM Phase I Report" and such reports are referred to
             ---------------------------
collectively herein as the "Required BAM Phase I Reports") shall be performed
                            ----------------------------
in accordance with BAM's standard methods and procedures for performing Phase I Environmental Reports for its cellular tower sites. Notwithstanding any provision of this Agreement to the contrary BAM shall have the right, subject to the following provisions of this Section 6.1.7, to exclude from the BAM Contributed Assets any Tower Site which is the subject of a Required BAM Phase I Report that reveals an Environmental Condition. In order to exercise such right, BAM shall give written notice to Bidder of the Tower Sites to be excluded from the BAM Contributed Assets because of Environmental Conditions revealed by a Required BAM Phase I Report. Within ten (10) business days after Bidder's receipt of any such notice from BAM, Bidder shall have the right to request that BAM obtain an estimate of the costs and expenses required to remediate the Environmental Conditions affecting any of the Tower Sites identified in BAM's notice. Within fifteen (15) business days after BAM's receipt of any such request from Bidder, BAM shall secure, from a reputable third party environmental consultant or remediation company, a written estimate of the costs and expenses required to remediate the Environmental Conditions affecting the subject Tower Sites. BAM shall provide Bidder with a copy of such estimate promptly upon BAM's receipt thereof. If the third party estimate is that the total costs and expenses required to remediate the Environmental Conditions affecting any Tower Site are $150,000 or more, BAM shall have the right to exclude the Tower Site from the BAM Contributed Assets notwithstanding Bidder's previous request that the Tower Site be included in the BAM Contributed Assets. If the third party estimate is that the total costs and expenses required to remediate the Environmental Conditions affecting any Tower Site are less than $150,000, BAM shall promptly commence the work required to remediate the Environmental Conditions affecting the Tower Site and shall continue to perform such work with reasonable diligence until such work is completed, all at BAM's sole cost and expense. If such work is not completed prior to the Closing Date, BAM shall continue to perform such work after the Closing Date until such work is completed, all at BAM's sole cost and expense; and such Tower Site shall not be granted, conveyed, assigned, transferred or delivered to OpCo until such work is completed. With respect to each such Tower Site that is not granted, conveyed, assigned, transferred or delivered to OpCo at Closing, from and after the Closing Date, until such time that the remediation work is completed by BAM and the Tower Site is granted, conveyed, assigned, transferred and delivered to OpCo, BAM or the applicable Transferring Partnership shall deliver to OpCo the interest of BAM or such Transferring Partnership in the economic benefits of the Tower Site and related BAM Contributed Assets. BAM shall provide Bidder with true and complete copies of the Required BAM Phase I Reports, except any such report that relates to a Tower Site that is excluded from the BAM Contributed Assets pursuant to the provisions of this Section 6.1.7. The Required BAM Phase I Reports and any third party estimate of remediation costs and expenses obtained by BAM pursuant to this Section 6.1.7 shall used by Bidder solely in connection with its internal consideration of the transactions contemplated by this Agreement and not in any way adverse to BAM, and all Required BAM Phase I Reports and such third party estimates at all times shall be kept strictly confidential by Bidder; provided that Bidder may provide the Lender with copies of the Required BAM Phase I Reports and such third party estimates subject to the conditions that the Lender (a) use such reports and estimates solely in connection with its internal consideration of the transactions contemplated by this Agreement and the Financing Documents and not in any way adverse to BAM and (b) keep all such reports and estimates strictly confidential at all times..

      6.2 Agreements of Bidder and Bidder Member Pending the Closing. Each of
          ----------------------------------------------------------
Bidder and Bidder Member covenants and agrees that, pending the Closing and except as otherwise agreed to in writing by BAM:

          6.2.1  Update Schedules.  Bidder and Bidder Member shall promptly
                 ----------------
disclose to BAM any information contained in its representations and warranties or any of the other Schedules hereto which, because of an event occurring after the date hereof, is incomplete or is no longer correct as of all times after the date hereof until the Closing Date; provided, however, that none of such disclosures shall be deemed to modify, amend or supplement the representations and warranties of Bidder and Bidder Member or the schedules hereto for the purposes of Article VII hereof, unless BAM shall have consented thereto in writing.

          6.2.2  Conduct of Business.  Each of Bidder and Bidder Member shall
                 -------------------
use its reasonable efforts to conduct its business in such a manner that on the Closing Date the representations and warranties of Bidder and Bidder Member contained in this Agreement shall be true as though such representations and warranties were made on and as of such date. Furthermore, each of Bidder and Bidder Member shall cooperate with BAM and use its reasonable efforts to cause all of the conditions to the obligations of BAM, Bidder and Bidder Member under this Agreement to be satisfied on or prior to the Closing Date.

          6.2.3  Access.  Bidder shall give to BAM's officers, employees,
                 ------
counsel, accountants and other representatives free and full access to and the right to inspect, during normal business hours, all of the premises, properties, assets, records, contracts and other documents relating to its business and shall permit them to consult with the officers, employees, accountants, counsel and agents of Bidder for the purpose of making such investigation of its business and the properties and assets used in connection therewith, as BAM shall desire to make, provided that such investigation shall not unreasonably interfere with the business operations of Bidder. Furthermore, Bidder shall furnish to BAM all such documents and copies of documents and records and information with respect to the affairs of its business and copies of any working papers relating thereto as BAM shall from time to time reasonably request and shall permit BAM and its agents to make such physical inventories and inspections of the properties and assets used in connection with its business as BAM may reasonably request from time to time. Notwithstanding the foregoing provisions of this Section 6.1.5, Bidder shall not be required to provide any such information to BAM if, in the reasonable determination of the general counsel of Bidder, access to such information by BAM is prohibited by the provisions of any confidentiality agreement binding upon Bidder or by applicable Law.

          6.2.4  Press Releases.  Except as required by applicable Law or in
                 --------------
connection with communications with the other partners of the Transferring Partnerships or the process of obtaining consents contemplated by Sections 2.3.5 and 2.3.6 hereof, neither Bidder nor Bidder Member shall give notice to third parties or otherwise make any public statement or releases concerning this Agreement or the transactions contemplated hereby except for such written information as shall have been approved in writing as to form and content by BAM, which approval shall not be unreasonably withheld or delayed.

          6.2.5  Optional Bidder Phase I Environmental Reports.  At its sole
                 ---------------------------------------------
cost and expense, Bidder shall have the right, but not the obligation, to perform desk-top/NEPA Phase I Environmental Reports for any of the Tower Sites (any such report is referred to herein as an "Optional Bidder Phase I Report"
                                              ------------------------------
and such reports are referred to collectively herein as the "Optional Bidder
                                                             ---------------
Phase I Reports"). Bidder shall provide BAM with true and complete copies of the
---------------
Optional Bidder Phase I Reports. The Optional Bidder Phase I Reports shall used by Bidder solely in connection with its internal consideration of the transactions contemplated by this Agreement and not in any way adverse to BAM, and all Optional Bidder Phase I Reports at all times shall be kept strictly confidential by Bidder; provided that Bidder may provide the Lender with copies of the Optional Bidder Phase I Reports subject to the conditions that the Lender
(a) use such reports solely in connection with its internal consideration of the transactions contemplated by this Agreement and the Financing Documents and not in any way adverse to BAM and (b) keep all such reports strictly confidential at all times.

          6.2.6  No Modification of Commitment Letter or Forms of Financing
                 ----------------------------------------------------------
Documents.  Bidder shall not agree, without the prior written consent of BAM, to
---------
any modification or amendment to the Commitment Letter or the most recent draft of any of the Financing Documents that was provided by the Lender to BAM and Bidder as of the date of this Agreement. Bidder shall promptly provide BAM with copies of all written, electronic and facsimile communications between the Lender and Bidder or any of its Affiliates relating to the Anticipated Financing.

          6.2.7  Rights Agreement Amendment.  Bidder shall cause the Rights
                 --------------------------
Agreement between Bidder and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agreement"), to be amended so that, subject to the condition
            ----------------
that BAM does acquire any other "Voting Securities" (as defined in the Rights Agreement) beyond those described in the following clauses (i), (ii) and (iii), BAM will not become an "Acquiring Person" under the Rights Agreement upon (i) the issuance of the Bidder Contibuted Shares by Bidder and the contribution thereof by Bidder Member to HoldCo at the Closing and also after Closing in accordance with the provisions of Section 3.8 hereof, or (ii) the distribution or transfer of the Bidder Contributed Shares (including all changes in the Bidder Contributed Shares by reason of dividends payable in stock of Bidder, distributions, issuance of stock, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other similar changes with regard to Bidder Common Stock occurring following the Closing Date, and together with all cash, securities (and rights and interests therein) and other property received or receivable with respect to the Bidder Contributed Shares) to BAM in connection with the dissolution of HoldCo or otherwise, or (iii) the payment by Bidder Member to BAM, made in Bidder Common Stock in connection with the dissolution of HoldCo pursuant to Section 9.5 of the HoldCo Operating Agreement, of an amount equal to the Allocated Share (as defined in the HoldCo Operating Agreement) of the Fair Market Value (as defined in the HoldCo Operating Agreement) of the HoldCo Sub membership interest (the "Rights Agreement Amendment").
---------------------------

      6.3   Agreements of BAM and Bidder Pending Closing.
            --------------------------------------------

          6.3.1  Approvals and Consents and Regulatory Filings.
                 ---------------------------------------------

          (a) Each party hereto agrees to use commercially reasonable efforts to comply with all legal requirements which may be imposed on such party with respect to the transactions contemplated by the Transaction Documents and to obtain all consents, orders and approvals of Governmental Entities and non-governmental third parties that may be or become necessary for (i) the consummation of the transactions contemplated by the Transaction Documents and
(ii) the ownership of OpCo, HoldCo Sub and HoldCo by Bidder Member and BAM, and each party will cooperate fully with the other parties in promptly seeking to obtain all such authorizations, consents, orders and approvals. Without limitation, if required by applicable law, Bidder, Bidder Member and BAM shall each make an appropriate filing of a Notification and Report Form pursuant to the HSR Act no later than twenty (20) days after the date hereof and shall promptly respond to any request for additional information with respect thereto. Each such filing shall request early termination of the waiting period imposed by the HSR Act.

          (b) Notwithstanding anything else to the contrary contained in this Agreement, none of OpCo, HoldCo Sub, HoldCo nor BAM nor any Transferring Partnership shall have any obligation to oppose, challenge or appeal any suit, action or proceeding by any Governmental Entity before any court or governmental authority, agency or tribunal, domestic or foreign or any order or ruling by any such body (i) seeking to restrain or prohibit or restraining or prohibiting the consummation of the transactions contemplated by the Transaction Documents, (ii) seeking to prohibit or limit or prohibiting or limiting the ownership, operation or control by Bidder Member or BAM of HoldCo, HoldCo Sub or OpCo or (iii) seeking to compel or compelling Bidder or BAM any of their respective Affiliates to dispose of, grant rights in respect of, or hold separate any portion of the business or assets of Bidder or BAM or any of their respective Affiliates.

          6.3.2  Identified Employees.  Not less than thirty (30) days prior to
                 --------------------
the Closing Date Bidder and BAM shall have (a) identified the Identified Employees (and BAM shall have updated SCHEDULE 5.1.9 with the required information relating to the Identified Employees), and (b) agreed upon the compensation and other benefits to be offered by OpCo or HoldCo Sub to the Identified Employees and any other terms and conditions with respect to the hiring of the Identified Employees by OpCo or HoldCo Sub, which agreements shall be set forth in an agreement (the "Agreement Regarding Identified Employees"),
                                   ----------------------------------------
which shall in form and substance mutually acceptable to Bidder and BAM and executed and delivered by Bidder and BAM not less than thirty (30) days prior to the Closing Date.


                                   ARTICLE 7

                      CONDITIONS PRECEDENT TO THE CLOSING

      7.1 Conditions Precedent to BAM's Obligations.  All obligations of BAM and
          -----------------------------------------
the Transferring Partnerships under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent:

          7.1.1  Representations and Warranties True as of the Closing Date.
                 ----------------------------------------------------------
The representations and warranties of Bidder and Bidder Member contained in this Agreement or in any schedule, certificate or document delivered by Bidder or Bidder Member to BAM and the Transferring Partnerships pursuant to the provisions hereof shall have been true in all material respects on the date hereof and shall be true in all material respects on the Closing Date with the same effect as though such representations and warranties were made as of such date, in each case without regard to any schedule updates furnished by Bidder or Bidder Member after the date hereof.

          7.1.2  Compliance with this Agreement.  Each of Bidder and Bidder
                 ------------------------------
Member shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

          7.1.3  Closing Certificate.  BAM and the Transferring Partnerships
                 -------------------
shall have received a certificate from each of Bidder and Bidder Member, dated the Closing Date, certifying in such detail as BAM may reasonably request that the conditions specified in Sections 7.1.1 and 7.1.2 hereof have been fulfilled.

          7.1.4  Financing.  HoldCo, HoldCo Sub, OpCo and the Lender shall have
                 ---------
entered into the definitive Financing Documents with respect to the Anticipated Financing, each in the form of the most recent draft thereof that was provided by the Lender to BAM and Bidder as of the date of this Agreement, with such changes thereto as BAM and Bidder may mutually approve, and all conditions precedent to the obligations of the Lender thereunder to provide such financing shall have been satisfied or waived.

          7.1.5  No Threatened or Pending Litigation.  On the Closing Date, no
                 -----------------------------------
suit, action or other proceeding, or injunction or final judgment relating thereto, shall be threatened in writing or be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or proceeding shall be pending or threatened.

          7.1.6  Consents and Approvals.  The waiting period required under the
                 ----------------------
HSR Act for the transactions contemplated hereby shall have expired or been terminated; if applicable, the consent and approval of the CTDEP and the NJDEP shall have been obtained; the consents specified in 3 SCHEDULE 7.1.6 (the "Required Consents") shall have been obtained; and each governmental, judicial
------------------
or regulatory official, body or authority having jurisdiction over BAM, Bidder or Bidder Member to the extent that their consent or approval is required or necessary under applicable orders, laws, rules or regulations, for the consummation of the transactions contemplated hereby in the manner herein provided, shall have granted such consent or approval.

          7.1.7  Optional Bidder Phase I Reports.  BAM shall have received from
                 -------------------------------
Bidder true and complete copies of the Optional Bidder Phase I Reports.

          7.1.8  Fundamental Transactions.   Bidder shall not have (a) been a
                 ------------------------
party to any merger, consolidation or business combination in which Bidder was not the surviving corporation, (b) been liquidated, wound-up or dissolved, (c) sold, transferred or disposed of all or a substantial part of its assets, (d) declared any dividend, or (e) issued any capital stock having voting rights that are disproportional to the voting rights of the Bidder Common Stock.

          7.1.9  Bidder Services Agreement.  Bidder, HoldCo Sub and OpCo shall
                 -------------------------
have executed and delivered the Bidder Services Agreement, in form and substance reasonably acceptable to BAM and consistent with the terms set forth in the letter agreement between BAM and Bidder attached hereto as EXHIBIT 2.7.

          7.1.10  Management Agreement.  HoldCo Sub and OpCo shall have executed
                  --------------------
and delivered the Management Agreement, in form and substance reasonably acceptable to BAM and consistent with the terms set forth in the letter agreement between BAM and Bidder attached hereto as EXHIBIT 2.7.

          7.1.11  Transitional Services Agreement.  HoldCo Sub and OpCo shall
                  -------------------------------
have executed and delivered the Transitional Services Agreement, in form and substance reasonably acceptable to BAM and consistent with the terms set forth in the letter agreement between BAM and Bidder attached hereto as EXHIBIT 2.7.

          7.1.12  Rights Agreement Amendment.  Bidder shall have caused the
                  --------------------------
Rights Agreement Amendment to have been duly adopted and the same shall have become effective.

      7.2 Conditions Precedent to the Obligations of Bidder.  All obligations of
          -------------------------------------------------
Bidder and Bidder Member under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent:

          7.2.1  Representations and Warranties True as of the Closing Date.
                 ----------------------------------------------------------
The representations and warranties of BAM contained in this Agreement or in any schedule, certificate or document delivered by BAM to Bidder or Bidder Member pursuant to the provisions hereof shall have been true in all material respects on the date hereof and shall be true in all material respects on the Closing Date with the same effect as though such representations and warranties were made as of such date, in each case without regard to any schedule updates furnished by BAM after the date hereof other than Permitted Schedule Updates.

          7.2.2  Compliance with this Agreement.  BAM shall have performed and
                 ------------------------------
complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing, except for non-performances or non-compliances which result in an adjustment pursuant to
Section 3.5.3 hereof.

          7.2.3  Closing Certificate.  Bidder and Bidder Member shall have
                 -------------------
received a certificate from BAM, dated the Closing Date, certifying in such detail as Bidder may reasonably request that the conditions specified in Sections 7.2.1 and 7.2.2 hereof have been fulfilled.

          7.2.4  Financing.  BAM, BAM Sub, HoldCo, HoldCo Sub, OpCo and the
                 ---------
Lender shall have entered into the definitive Financing Documents with respect to the Anticipated Financing, each in the form of the most recent draft thereof that was provided by the Lender to BAM and Bidder as of the date of this Agreement, with such changes thereto as BAM and Bidder may mutually approve, and all conditions precedent to the obligations of the Lender thereunder to provide such financing shall have been satisfied or waived.

          7.2.5  No Threatened or Pending Litigation.  On the Closing Date, no
                 -----------------------------------
suit, action or other proceeding, or injunction or final judgment relating thereto, shall be threatened in writing or be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or proceeding shall be pending or threatened.

          7.2.6  Consents and Approvals.  The waiting period required under the
                 ----------------------
HSR Act for the transactions contemplated hereby shall have expired or been terminated; if applicable, the consent and approval of the CTDEP and the NJDEP shall have been obtained; the Required Consents shall have been obtained; and each governmental, judicial or regulatory official, body or authority having jurisdiction over BAM, Bidder or Bidder Member to the extent that their consent or approval is required or necessary under applicable orders, laws, rules or regulations, for the consummation of the transactions contemplated hereby in the manner herein provided, shall have granted such consent or approval.

          7.2.7  Required BAM Phase I Reports.  Bidder shall have received from
                 ----------------------------
BAM true and complete copies of the Required BAM Phase I Reports which BAM is obligated to provide to Bidder pursuant to the provisions of Section 6.1.7 hereof.

          7.2.8  Bidder Services Agreement.  Bidder, HoldCo Sub and OpCo shall
                 -------------------------
have executed and delivered the Bidder Services Agreement, in form and substance reasonably acceptable to Bidder and consistent with the terms set forth in the letter agreement between BAM and Bidder attached hereto as EXHIBIT 2.7. If at Closing BAM waives the condition set forth in Section 7.1.9, at Closing Bidder shall waive the condition set forth in this Section 7.2.8.

          7.2.9  Management Agreement.  HoldCo Sub and OpCo shall have executed
                 --------------------
and delivered the Management Agreement, in form and substance reasonably acceptable to Bidder and consistent with the terms set forth in the letter agreement between BAM and Bidder attached hereto as EXHIBIT 2.7. If at Closing BAM waives the condition set forth in Section 7.1.10, at Closing Bidder shall waive the condition set forth in this Section 7.2.9.

          7.2.10  Transitional Services Agreement.  BAM shall have executed and
                  -------------------------------
delivered the Transitional Services Agreement, in form and substance reasonably acceptable to Bidder and consistent with the terms set forth in the letter agreement between BAM and Bidder attached hereto as EXHIBIT 2.7. If at Closing BAM waives the condition set forth in Section 7.1.11, at Closing Bidder shall waive the condition set forth in this Section 7.2.10.


                                   ARTICLE 8

                 CERTAIN POST-CLOSING COVENANTS OF THE PARTIES

      8.1 Post-Closing Covenants Related to OpCo.  From and after the Closing,
          --------------------------------------
OpCo shall, and HoldCo, HoldCo Sub and Bidder Member will cause OpCo to, comply with each of the following covenants, except as otherwise determined by the mutual consent of BAM and Bidder Member:

          8.1.1  Conduct of Business.  OpCo shall not engage in any line of
                 -------------------
business except for the ownership, operation and maintenance of the Tower Structures, the performance of its obligations under the ground leases, easements and rights-of-way and the performance of its rights and obligations under the Build-to-Suit Agreement, the Management Agreement and the Global Lease and any leases or subleases of tower capacity with respect to the Tower Structures (including, without limitation, Tower Structures developed pursuant to the Build-to-Suit Agreement). OpCo shall not make any investment in, or acquire any equity securities of, any Person.

          8.1.2  Solvency.  OpCo shall not voluntarily take any action that
                 --------
would cause it to cease to be Solvent.  "Solvent" means that the aggregate
                                         -------
present fair saleable value of the applicable Person's assets is in excess of the total cost of its probable liability on its existing debts to third parties as they become absolute and matured, such Person has not incurred debts beyond its foreseeable ability to pay such debts as they mature, and such Person has capital adequate to conduct the business in which it is presently employed.

          8.1.3  Bankruptcy.  OpCo shall not voluntarily dissolve or liquidate,
                 ----------
shall not make a voluntary assignment for the benefit of creditors, shall not file a petition in bankruptcy, shall not petition or apply to any tribunal for any receiver or trustee, shall not commence any proceeding relating to itself under any bankruptcy, reorganization, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, shall not indicate its consent to, approval of or acquiescence in any such proceeding and shall use its best efforts to have discharged the appointment of any receiver of or trustee for OpCo or any substantial part of its property;

          8.1.4  Indebtedness.  OpCo shall not, directly or indirectly, remain
                 ------------
liable, create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness. "Indebtedness" means, at
                                                         ------------
any time, (a) liabilities for borrowed money, (b) liabilities for the deferred purchase price of property acquired by the applicable Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of capital leases; (d) all liabilities for borrowed money secured by any Encumbrance with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); (e) all liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); (g) any guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

          8.1.5  Liens.  OpCo shall not, directly or indirectly, maintain,
                 -----
create, incur, assume or permit to exist any Encumbrance (other than Permitted Encumbrances and Encumbrances granted to the Lender to secure the Anticipated Financing) on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of OpCo, whether now owned or hereafter acquired, or any income or profits therefrom.

          8.1.6  Issuance of Interests.  OpCo shall not authorize or issue any
                 ---------------------
interests in, or admit any members to, OpCo, other than BAM and HoldCo Sub.

          8.1.7  Contingent Obligations.  OpCo shall not, directly or
                 ----------------------
indirectly, create or become or be liable with respect to any Contingent Obligation except:

               (a) Contingent Obligations of OpCo arising under the BAM Assumed Liabilities and successor liabilities thereto;

               (b) Contingent Obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

               (c) Contingent Obligations under the Management Agreement, Build-to-Suit Agreement and Global Lease;

For purposes of this Agreement, the term "Contingent Obligations" shall mean any
                                          ----------------------
direct or indirect liability, contingent or otherwise (1) with respect to any indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligations will be protected (in whole or in part) against loss in respect thereof and (2) with respect to any letter of credit. Contingent Obligations shall include with respect to OpCo, without limitation, the direct or indirect guaranty, endorsement (otherwise than for the collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by OpCo, the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and any liability of OpCo for the obligations of another through any agreement (contingent or otherwise) (x) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), and (y) to maintain the solvency or any balance sheet item, level of income or financial condition of another, if in the case of any agreement described under subclause (x) or (y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence.

          8.1.8  Preservation of Existence.  OpCo shall preserve and maintain
                 -------------------------
its existence, rights, franchises and privileges as a limited liability company under the laws of the State of Delaware and qualify and remain qualified as a foreign limited liability company in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties.

          8.1.9  Merger or Sale of Assets.  OpCo shall not merge or consolidate
                 ------------------------
with, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) a material portion of its assets to any person (whether now owned or hereinafter acquired) or sell, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its accounts receivable (whether now in existence or hereinafter created) at a discount or with recourse, to any person, except for sales or other dispositions of assets in the ordinary course of business, or except as permitted under the terms of the Global Lease Agreement.

          8.1.10  Dealings with Affiliates.  OpCo shall not enter into any
                  ------------------------
transaction, including, without limitation, any loans or extensions of credit or royalty agreements with any officer, director or member of OpCo or HoldCo or any officer, director of Bidder or Bidder Member or holder of more than five percent (5%) of the outstanding Bidder Common Stock, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or stockholders or members of their immediate families except in the ordinary course of business and on terms not less favorable to OpCo than it would reasonably expect to obtain in a transaction between unrelated parties.

          8.1.11  Dividends; Distributions.  OpCo shall not declare or pay any
                 -------------------------
dividend, or make any distribution or return of capital, or redeem any equity interest or make any similar payments or transfer of property to its members (excluding payments for goods or services) in amounts in excess of those amounts which would otherwise be payable under the Management Agreement and then only to the extent that such amounts had not been paid pursuant to the Management Agreement; provided, however, that the consent of BAM shall not be required as a condition to OpCo taking any of the aforesaid actions under this Section 8.1.11 if (a) BAM has disposed of all of its percentage interest in HoldCo and (b)(i) there are no further loans or other obligations outstanding under the Financing Documents,
(ii) all commitments in connection with the Financing Documents have been terminated and (iii) no letters of credit issued under the Financing Documents are outstanding.

      8.2 Post-Closing Covenants Related to HoldCo, HoldCo Sub and OpCo.  From
          -------------------------------------------------------------
and after the Closing, HoldCo and HoldCo Sub shall, and Bidder Member will cause each of HoldCo, HoldCo Sub and OpCo to, comply with each of the following covenants, except as otherwise determined by the mutual consent of BAM and Bidder Member.

          8.2.1  Conduct of Business.  HoldCo shall not engage in any line of
                 -------------------
business except for the ownership of the membership interests in HoldCo Sub and the Bidder Contributed Shares. HoldCo Sub shall not engage in any line of business except for the business of acquiring or constructing, owning or leasing, and maintaining and operating communications towers in the United States and performing its obligations under the Management Agreement and performing all business activities related thereto. HoldCo Sub shall not make any investment in, or acquire any equity securities of, any Person other than OpCo.

          8.2.2  Use of Proceeds.  HoldCo Sub shall use the proceeds of the
                 ---------------
Anticipated Financing and the Bidder Contributed Cash as follows: (i) to make at Closing the Financing Distribution and the Contributed Cash Distribution; and
(ii) $50,000,000 of the Bidder Contributed Cash shall be retained in OpCo for working capital and capital expenditure purposes.

          8.2.3  Solvency.  Each of HoldCo and HoldCo Sub shall not voluntarily
                 --------
take any action that would cause it to cease to be Solvent.

          8.2.4  Bankruptcy.  HoldCo and HoldCo Sub shall not voluntarily
                 ----------
dissolve or liquidate, shall not make a voluntary assignment for the benefit of creditors, shall not file a petition in bankruptcy, shall not petition or apply to any tribunal for any receiver or trustee, shall not commence any proceeding relating to itself under any bankruptcy, reorganization, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, shall not indicate its consent to, approval of or acquiescence in any such proceeding and shall use its best efforts to have discharged the appointment of any receiver of or trustee for HoldCo or HoldCo Sub or any substantial part of their respective properties.

          8.2.5  Indebtedness.  HoldCo and HoldCo Sub shall not, directly or
                 ------------
indirectly, modify, amend or prepay the Anticipated Financing prior to the seventh (7th) anniversary of the Closing. HoldCo shall not, directly or indirectly, remain liable, create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness.

          8.2.6  Liens.  HoldCo shall not, directly or indirectly, maintain,
                 -----
create, incur, assume or permit to exist any Encumbrance (other than Permitted Encumbrances and Encumbrances on the membership interests in HoldCo Sub granted to the Lender to secure the Anticipated Financing) on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of HoldCo, whether now owned or hereafter acquired, or any income or profits therefrom.

          8.2.7  Contingent Obligations.  HoldCo shall not, directly or
                 ----------------------
indirectly, create or become or be liable with respect to any Contingent Obligation. Contingent Obligations shall include with respect to HoldCo, without limitation, the direct or indirect guaranty, endorsement (otherwise than for the collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by HoldCo, the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and any liability of HoldCo for the obligations of another through any agreement (contingent or otherwise) (x) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), and (y) to maintain the solvency or any balance sheet item, level of income or financial condition of another, if in the case of any agreement described under subclause (x) or (y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence.

          8.2.8  Issuance of Interests.  Except pursuant to a transfer permitted
                 ---------------------
by Section 9.1 or Section 9.2, HoldCo shall not authorize or issue any interests in, or admit any members to, HoldCo, other than BAM and Bidder Member. HoldCo Sub shall not authorize or issue any interests in, or admit any members to, HoldCo, other than HoldCo.

          8.2.9  Preservation of Existence.  Each of HoldCo and HoldCo Sub shall
                 -------------------------
preserve and maintain its existence, rights, franchises and privileges as a limited liability company under the laws of the State of Delaware and qualify and remain qualified as a foreign limited liability company in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties.

          8.2.10  Merger or Sale of Assets.  Neither HoldCo nor HoldCo Sub shall
                  ------------------------
merge or consolidate with, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) a material portion of its assets to any person (whether now owned or hereinafter acquired) or sell, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its accounts receivable (whether now in existence or hereinafter created) at a discount or with recourse, to any person, except for sales or other dispositions of assets in the ordinary course of business.

          8.2.11  Dealings with Affiliates.  Neither HoldCo nor HoldCo Sub shall
                  ------------------------
enter into any transaction, including, without limitation, any loans or extensions of credit or royalty agreements with any officer, director or member of HoldCo or HoldCo Sub or any officer, director of Bidder or Bidder Member or holder of more than five percent (5%) of the outstanding Bidder Common Stock, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or stockholders or members of their immediate families except in the ordinary course of business and on terms not less favorable to HoldCo than it would reasonably expect to obtain in a transaction between unrelated parties.

          8.2.12  Business Plan and Annual Budget.  On or before November 30 of
                  -------------------------------
each year, the managers of HoldCo shall, in consultation with BAM, develop a business plan and budget for HoldCo (including HoldCo Sub and OpCo) ("Business
                                                                      --------
Plan") for the following calendar year of HoldCo (and HoldCo Sub and OpCo).  The
----
Business Plan for the period between the Closing Date and December 31, 1999 is attached hereto as 1 EXHIBIT 8.2.12. Each subsequent Business Plan shall be submitted to the members for review and, subject to the second following sentence, comment and shall be adopted only with the mutual consent of BAM and Bidder Member. HoldCo shall use commercially reasonable efforts to, and cause each of HoldCo Sub and OpCo to, conduct their respective businesses in accordance with the then current Business Plan.

     If by the first date of any year the proposed Business Plan for that year has not been adopted, the Business Plan for such year shall be deemed to be the expense portion of the Business Plan in effect for the preceding year increased, at the discretion of Bidder Member, to an amount not to exceed the sum of:

          (a) the average operating cost per communications tower owned by OpCo (or of which it has the economic benefit) (the "OpCo Towers") based on the
                                                     -----------
     most recent quarterly financial statements available as of the first day of the current year multiplied by 50% of the sum of (i) the aggregate number of OpCo Towers constructed, completed or otherwise acquired in the course of the prior year and (ii) the aggregate number of OpCo Towers projected to be constructed, completed or otherwise acquired in the current year in the Business Plan for the prior year; and

          (b) the sum of (x) with respect to all contractual price increases with respect to contracts and agreements to which OpCo is a party and all increases in Taxes with respect to OpCo Towers, the amount of such increase and (y) with respect to all other expense items in the previous year's budget, (A) the amount of such expenses multiplied by (B) the sum of 1 plus an amount equal to the percentage increase in the CPI during the previous year.

     If BAM and Bidder Member are unable to mutually agree on the Business Plan for the year commencing January 1, 2000, the Business Plan for such year shall be deemed to be the quotient of (a) the expense portion of the initial Business Plan for the period ending December 31, 1999, increased as contemplated by the foregoing sentence, multiplied by 365 (b) divided by the number of days elapsed between the Closing Date and December 31, 1999 (including both the Closing Date and December 31, 1999).

     Notwithstanding the foregoing, each Business Plan that is implemented pursuant to the foregoing two paragraphs of this Section 8.2.12 because BAM and Bidder Member are unable to mutually agree on the Business Plan must provide for the payment by OpCo, prior to the allocation of revenues pursuant to such two paragraphs, of: (i) any and all costs, expenses or payments reasonably necessary to fulfill OpCo's obligations under the Global Lease Agreement; (ii) any and all costs, expenses or payments reasonably necessary to fulfill OpCo's obligations under the Build-to-Suit Agreement; (iii) any and all taxes of any kind due and owing by OpCo; (iv) any payments or expenditures required under any lease of real estate, grant of easement, right of way or similar agreement to which OpCo is a party; (v) any and all costs, expenses or payments reasonably necessary to fulfill OpCo's obligations under any lease or sublease of tower space or real estate to any third party; (vi) insurance premiums (including without limitation, any payments pursuant to premium financing) and/or deductibles of OpCo; (vii) payments to third parties for equipment or any other goods and services required to perform OpCo's obligations under existing agreements including, without limitation, payments required to satisfy any mechanics's liens; (viii) salaries, commissions, compensation, benefits, and payments or obligations of a similar nature; and (ix) any and all costs, expenses and payments required to comply with, or payable pursuant to any applicable laws, rule, regulations, ordinances, permits or licenses. Further, any such Business Plan may have the effect of reducing amounts payable under the Management Agreement so long as the Anticipated Financing remains outstanding.

          8.2.13  Certain Contracts.  Neither HoldCo, HoldCo Sub, or OpCo shall
                  -----------------
enter into any contract, agreement or arrangement (whether written or oral), other than agreements and contracts in force as of the date hereof and renewals thereof, which (a) contains provisions restricting HoldCo, HoldCo Sub or OpCo or any member thereof from competing in any business activity in any geographic area, (b) contains provisions requiring HoldCo, HoldCo Sub, or OpCo or any member thereof to deal exclusively with any third party with respect to providing any goods, services or rights to or acquiring any goods or services or rights from such third party, (c) contains provisions which are inconsistent with the obligations of HoldCo, HoldCo Sub or OpCo under any Transaction Document, or (d) provides for the purchase or sale of goods, services or rights involving an amount in excess of $10,000,000 per year in any transaction or series of similar transactions.

          8.2.14  Action as Members of HoldCo Sub.  HoldCo shall not give any
                  -------------------------------
consent, in its capacity as a member of HoldCo Sub, under Section 3.8 of the HoldCo Sub Operating Agreement.

          8.2.15  Voting of Bidder Contributed Shares.  HoldCo shall not
                  -----------------------------------
exercise any voting rights with respect to the Bidder Contributed Shares; and in the absence of the mutual agreement of BAM and Bidder Member as to the exercise of such voting rights, the Bidder Contributed Shares shall be voted on each matter submitted to a vote of the shareholders of Bidder for and against such matter in the same proportion as the vote of all other shares entitled to vote thereon are voted (whether by proxy or otherwise) for and against such matter.

      8.3 Delivery of Financial Statements.  HoldCo shall, and Bidder Member
          --------------------------------
covenants and agrees that it shall cause HoldCo to, deliver to BAM:

          (a) within thirty (30) days of the end of each month, HoldCo shall deliver to Bidder Member and BAM an unaudited income statement and schedule as to the sources and application of funds for such month and an unaudited balance sheet as of the end of such month, in reasonable detail and prepared in accordance with GAAP (except as permitted by Form 10-Q under the Exchange Act), with respect to each of HoldCo, HoldCo Sub and OpCo, together with an analysis by management of HoldCo's financial condition and results of operations during such period and explanation by management of any differences between such condition or results and the budget and business plan for such period.

          (b) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of HoldCo, a consolidated income statement for such fiscal year, a consolidated balance sheet of HoldCo, HoldCo Sub and OpCo as of the end of such year, and a schedule as to the cash flow and changes in members' equity for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with GAAP, and audited and certified by HoldCo's independent public accountants;

          (c) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of HoldCo, an unaudited consolidated profit or loss statement and schedule as to consolidated cash flow for such fiscal quarter and an unaudited consolidated balance sheet of HoldCo, HoldCo Sub and OpCo as of the end of such fiscal quarter, in reasonable detail and prepared in accordance with GAAP (except as permitted by Form 10-Q under the Exchange Act); and

          (d) such other information relating to the financial condition, business, prospects or corporate affairs of HoldCo, HoldCo Sub and OpCo as BAM may from time to time reasonably request.

      8.4 HoldCo, HoldCo Sub and OpCo Boards of Representatives.  Subject to the
          -----------------------------------------------------
terms and provisions of this Agreement, the Management Agreement, the HoldCo Operating Agreement, the HoldCo-Sub Operating Agreement, the OpCo Operating Agreement and the Global Lease, the policies, business and operations of each of HoldCo, HoldCo Sub and OpCo shall be subject to the direction of a "Board of
                                                                    --------
Representatives" for each of HoldCo, HoldCo Sub and OpCo which shall meet not
---------------
less than once per calendar quarter. For so long as BAM maintains ownership of at least a five percent (5%) Percentage Interest in HoldCo, BAM shall have the right to designate from time to time a number of members of the Board of Representatives that is equal to the greater of (i) one member or (ii) the number of members (rounded to the nearest whole number) which is equal to the same percentage of all members of the Board of Representatives as the Percentage Interest held by BAM. BAM shall also have the right to designate one member of each committee of the Board of Representatives that is created pursuant to the provisions of the HoldCo Operating Agreement, the HoldCo-Sub Operating Agreement or the OpCo Operating Agreement, which designee may or may not be a member of the Board of Representatives. HoldCo, HoldCo Sub or OpCo, as appropriate, shall promptly reimburse such BAM designees for any expenses incurred by them in connection with their activities as members of the Board of Representatives.

      8.5 Covenants Are For Benefit of Members.  The provisions of Sections 8.1,
          ------------------------------------
8.2, 8.3 and 8.4 are for the benefit of (a) BAM and Bidder Member (and their respective permitted transferees), in their respective capacities as members of HoldCo, (b) HoldCo, in its capacity as member of HoldCo Sub, and (c) BAM (and its permitted transferees) and HoldCo Sub, in their respective capacities as members of OpCo.

      8.6 Agreement Regarding Identified Employees.  From and after the Closing,
          ----------------------------------------
Bidder Member shall cause each of OpCo and HoldCo Sub to perform and observe the respective terms, conditions and provisions of the Agreement Regarding Identified Employees that are to be performed and observed by such party.


                                   ARTICLE 9

                 CERTAIN ANCILLARY ARRANGEMENTS OF THE PARTIES

      9.1 Restriction on Sales by Bidder.  Without the prior written consent of
          ------------------------------
BAM, Bidder Member shall not, directly or indirectly, sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, the Bidder HoldCo Interest unless either (a) the transfer is made to an entity of which Bidder or Bidder Member owns directly or indirectly all of the voting power of the outstanding capital stock (provided that (x) such entity executes an instrument reasonably satisfactory in form and substance to BAM pursuant to which it agrees to be bound hereby and (y) Bidder (or its successor by merger) shall not thereafter at any time cease to own directly or indirectly less than all of the voting power of the outstanding capital stock of such entity) or (b) Bidder Member has complied with the procedures described in this Article 9 and (i) the transfer is made subject to the right of first refusal described in Section 9.3 hereof and
(ii) to the extent BAM does not exercise its right of first refusal described in
Section 9.3 hereof, the transfer is made subject to the right of participation in sales described in Section 9.5(a) hereof. For purposes of the foregoing, Bidder Member shall not be deemed to have indirectly transferred any of the Bidder HoldCo Interest if Bidder or any other parent corporation of Bidder Member is a party to any merger or consolidation transaction, whether or not such parent corporation is the surviving entity in such merger. Any purported transfer of the Bidder HoldCo Interest in violation of this Section 9.1 shall be void.

      9.2 Restriction on Sales by BAM.  Without the prior written consent of
          ---------------------------
Bidder Member, BAM shall not, directly or indirectly, sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, the BAM HoldCo Interest unless either (a) the transfer is made to any entity or which either Bell Atlantic Corporation or BAM Inc. owns directly or indirectly all of the voting power of the outstanding capital stock (provided that (x) such entity executes an instrument reasonably satisfactory in form and substance to Bidder Member pursuant to which it agrees to be bound hereby and
(y) Bell Atlantic Corporation or BAM (or the successor by merger to either) shall not thereafter at any time cease to own directly or indirectly less than all of the voting power of the outstanding capital stock of such entity), or (b) BAM has complied with the procedures described in this Article 9 and (i) the transfer is made subject to the right of first refusal described in Section 9.4 hereof or (ii) to the extent Bidder Member does not exercise its right of first refusal described in Section 9.4 hereof, the transfer is made subject to the right of participation in sales described in Section 9.5(b) hereof. For purposes of the foregoing, BAM shall not be deemed to have indirectly transferred any of the BAM HoldCo Interest if Bell Atlantic Corporation or any other parent corporation of BAM is a party to any merger or consolidation transaction, whether or not such parent corporation is the surviving entity in such merger. Any purported transfer of the BAM HoldCo Interest in violation of this Section 9.2 shall be void.

      9.3  BAM Right of First Refusal.
           --------------------------

          (a) If at any time Bidder Member wishes to sell all or any part of the Bidder HoldCo Interest, Bidder Member shall submit a written offer to sell such Bidder HoldCo Interest to BAM on terms and conditions, including price, not less favorable to BAM than those on which the Bidder Member proposes to sell the Bidder HoldCo Interest to any other purchaser (the "Bidder Offer"). The Bidder
                                                    ------------
Offer shall disclose the identity of the proposed purchaser or transferee, the percentage of the Bidder HoldCo Interest to be sold, the terms of the sale, any amounts owed to Bidder Member with respect to the Bidder HoldCo Interest and any other material facts relating to the sale. BAM shall respond to the Bidder Offer as soon as practicable after receipt thereof, and in all events within thirty
(30) days after receipt thereof. The Bidder Offer may be revoked at any time. BAM shall have the right to accept the Bidder Offer as to all (but not less than all) of the Bidder HoldCo Interest offered thereby. In the event that BAM shall elect on a timely basis to purchase all (but not less than all) of the Bidder HoldCo Interest covered by the Bidder Offer, BAM shall communicate in writing such election to purchase to Bidder Member, which communication shall be delivered by hand or mailed to Bidder Member at the address set forth in Section
11.9 below and shall, when taken in conjunction with the Bidder Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Bidder HoldCo Interest covered thereby; provided, however,
                                                            --------  -------
that Bidder Member may elect in its sole discretion to terminate such agreement at any time prior to the closing of such sale and purchase, in which case such Bidder HoldCo Interest shall again become subject to the requirements of a prior offer pursuant to this Section. In the event Bidder Member terminates any such agreement prior to closing, Bidder Member shall be prohibited from consummating a transaction for the sale and purchase of the Bidder HoldCo Interest with the proposed purchaser or transferee for two (2) years from the date of such termination, and shall be prohibited from consummating a transaction for the sale and purchase of the Bidder HoldCo Interest with any other party for six (6) months from the date of such termination. In the event that any Bidder Offer includes any non-cash consideration, BAM may in its sole discretion elect to pay a cash amount equal to the fair market value of such non-cash consideration in lieu of such non-cash consideration. The closing of the sale and purchase contemplated by any agreement for the sale and purchase of any portion of the Bidder HoldCo Interest entered into between BAM and Bidder Member pursuant to this Section 9.3 shall be consummated within sixty (60) days after the date that such agreement becomes valid, legally binding and enforceable as aforesaid, subject to extension to the extent necessary to secure required approvals or consents from Governmental Authorities. Each of BAM and Bidder Member shall use its reasonable best efforts to obtain such required approvals or consents from Governmental Authorities.

          (b) In the event that BAM does not purchase the Bidder HoldCo Interest offered by Bidder Member pursuant to the Bidder Offer, such Bidder HoldCo Interest not so purchased may be sold by the Bidder Member at any time within ninety (90) days after the expiration of the Bidder Offer, subject to the provisions of Section 9.5 below. Any such sale shall be to the same proposed purchaser or transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the purchaser than those specified in the Bidder Offer. If such Bidder HoldCo Interest is not sold within such ninety
(90)-day period, it shall again become subject to the requirements of a prior offer pursuant to this Section. In the event that such Bidder HoldCo Interest is sold pursuant to this Section to any purchaser other than BAM, such Bidder HoldCo Interest shall continue to be subject to the restrictions imposed by this
Section 9.3 with the same effect as though such purchaser were Bidder Member for purposes of this Section.

      9.4 Bidder Member's Right of First Refusal.
          --------------------------------------

          (a) If at any time BAM wishes to sell all or any part of the BAM HoldCo Interest, BAM shall submit a written offer to sell such BAM HoldCo Interest to Bidder Member on terms and conditions, including price, not less favorable to Bidder Member than those on which BAM proposes to sell the BAM HoldCo Interest, as the case may be, to any other purchaser (the "BAM Offer").
                                                                  ---------
The BAM Offer shall disclose the identity of the proposed purchaser or transferee, the percentage of the BAM HoldCo Interest to be sold, the terms of the sale, any amounts owed to BAM with respect to the BAM HoldCo Interest and
any other material facts relating to the sale.   Bidder Member shall respond to
the BAM Offer as soon as practicable after receipt thereof, and in all events within thirty (30) days after receipt thereof. The BAM Offer may be revoked at any time. Bidder Member shall have the right to accept the BAM Offer as to all (but not less than all) of the BAM HoldCo Interest offered thereby. In the event that Bidder Member elects on a timely basis to purchase all (but not less than all) of the BAM HoldCo Interest covered by the BAM Offer, Bidder Member shall communicate in writing such election to purchase to BAM, which communication shall be delivered by hand or mailed to BAM at the address set forth in Section 11.9 below and shall, when taken in conjunction with the BAM Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the BAM HoldCo Interest covered thereby; provided, however, that BAM may elect in its sole discretion to terminate such
--------  -------
agreement at any time prior to the closing of such sale and purchase, in which case such BAM HoldCo Interest shall again become subject to the requirements of a prior offer pursuant to this

Section. In the event BAM terminates any such agreement prior to closing, BAM shall be prohibited from consummating a transaction for the sale and purchase of the BAM HoldCo Interest with the proposed purchaser or transferee for two (2) years from the date of such termination, and shall be prohibited from consummating a transaction for the sale and purchase of the BAM HoldCo Interest with any other party for six (6) months from the date of such termination. In the event that any BAM Offer includes any non-cash consideration, Bidder Member may in its sole discretion elect to pay a cash amount equal to the fair market value of such non-cash consideration in lieu of such non-cash consideration. The closing of the sale and purchase contemplated by any agreement for the sale and purchase of any portion of the BAM HoldCo Interest entered into between BAM and Bidder Member pursuant to this Section 9.4 shall be consummated within sixty
(60) days after the date that such agreement becomes valid, legally binding and enforceable as aforesaid, subject to extension to the extent necessary to secure required approvals or consents from Governmental Authorities. Each of BAM and Bidder Member shall use its reasonable best efforts to obtain such required approvals or consents from Governmental Authorities.

          (b) In the event that Bidder Member does not purchase the BAM HoldCo Interest offered by BAM pursuant to the BAM Offer, such BAM HoldCo Interest not so purchased may be sold by BAM at any time within ninety (90) days after the expiration of the BAM Offer. Any such sale shall be to the same proposed purchaser or transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the purchaser than those specified in the BAM Offer. If such BAM HoldCo Interest is not sold within such ninety (90)- day period, such BAM HoldCo Interest shall continue to be subject to the requirements of a prior offer pursuant to this Section. In the event that such BAM HoldCo Interest is sold pursuant to this Section to any purchaser other than Bidder Member, such portion of the BAM HoldCo Interest shall continue to be subject to the restrictions imposed by this Section 9.4 with the same effect as though such purchaser were BAM for purposes of this Section.

      9.5 Right of Participation in Sales.
          -------------------------------

          (a) If at any time Bidder Member wishes to sell all or any portion of the Bidder HoldCo Interest to any person or entity other than BAM (the "Bidder
                                                                        ------
HoldCo Interest Purchaser"), BAM shall have the right to offer for sale to the
-------------------------
Bidder HoldCo Interest Purchaser, as a condition of such sale by Bidder Member, at the same price and on the same terms and conditions as involved in such sale by Bidder Member, the same proportion of the BAM HoldCo Interest as the proposed sale represents with respect to the Bidder HoldCo Interest. BAM shall notify Bidder Member of such intention as soon as practicable after receipt of the Bidder Offer made pursuant to Section 9.3, and in all events within thirty (30) days after receipt thereof. In the event that BAM elects to participate in such sale by Bidder Member, BAM shall communicate such election to Bidder Member, which communication shall be delivered by hand or mailed to the Bidder Member at the address set forth in Section 11.9 below. Bidder Member and BAM shall sell to the Bidder HoldCo Interest Purchaser the Bidder HoldCo Interest proposed to be sold by Bidder Member and the BAM HoldCo Interest proposed to be sold by BAM, at not less than the price and upon other terms and conditions, if any, not more favorable to the Bidder HoldCo Interest Purchaser than those in the Bidder Offer provided by Bidder Member under Section 9.3 above; provided, however, that any purchase of less than all of the Bidder HoldCo Interest and the BAM HoldCo Interest by the Bidder HoldCo Interest Purchaser shall be made from Bidder Member and BAM pro rata based upon the amount offered to be sold by each. Any portion of the Bidder HoldCo Interest and the BAM HoldCo Interest sold pursuant to this Section 9.5 shall no longer be subject to the restrictions imposed by Sections 9.3 or 9.4 or entitled to the benefit of this Section 9.5(a).

          (b) If at any time BAM wishes to sell all or any portion of the BAM HoldCo Interest to any person or entity other than Bidder Member or Bell Atlantic Corporation or any other Affiliate of BAM (the "BAM HoldCo Interest
                                                          -------------------
Purchaser"), Bidder Member shall have the right to offer for sale to the BAM
---------
HoldCo Interest Purchaser, as a condition of such sale by BAM, at the same price and on the same terms and conditions as involved in such sale by BAM, the same proportion of the Bidder HoldCo Interest as the proposed sale represents with respect to the BAM HoldCo Interest. Bidder Member shall notify BAM of such intention as soon as practicable after receipt of the BAM Offer made pursuant to
Section 9.4, and in all events within thirty (30) days after receipt thereof.
In the event that Bidder Member elects to participate in such sale by BAM, Bidder Member shall communicate such election to BAM, which communication shall be delivered by hand or mailed to BAM at the address set forth in Section 11.9 below. BAM and Bidder Member shall sell to the BAM HoldCo Interest Purchaser the BAM HoldCo Interest proposed to be sold by BAM and the Bidder HoldCo Interest proposed to be sold by Bidder Member, at not less than the price and upon other terms and conditions, if any, not more favorable to the BAM HoldCo Interest Purchaser than those in the BAM Offer provided by BAM under Section 9.4 above; provided, however, that any purchase of less than all of the BAM HoldCo Interest and the Bidder HoldCo Interest by the BAM HoldCo Interest Purchaser shall be made from BAM and Bidder Member pro rata based upon the amount offered to be sold by each. Any portion of the BAM HoldCo Interest and the Bidder HoldCo Interest sold pursuant to this Section 9.5 shall no longer be subject to the restrictions imposed by Sections 9.3 or 9.4 or entitled to the benefit of this Section 9.5(b).

      9.6 Transfer of BAM Retained Interest.  Without the prior written consent
          ---------------------------------
of Bidder, BAM shall not, directly or indirectly, sell, assign, transfer, pledge (except the pledge of the BAM Retained Interest to the Lender to secure the Anticipated Financing), hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, the BAM Retained Interest unless either (a) the transfer is made to an entity of which either BAM or Bell Atlantic Corporation owns directly or indirectly all of the voting power of the outstanding capital stock, or (b) the transfer is made in connection with a merger or consolidation transaction to which BAM or Bell Atlantic Corporation is a party.

      9.7 Nomination of Director.  From and after the distribution of the Bidder
          ----------------------
Contributed Shares to BAM in connection with the dissolution of HoldCo, as provided in the HoldCo Operating Agreement, upon the written request of BAM, Bidder shall, so long as BAM or its affiliates own at such time at least 7.5% of the outstanding Bidder Common Stock, expand its Board of Directors by one person and shall elect to the vacancy so created on Bidder's Board of Directors one designee of BAM. Thereafter, for so long as BAM or its affiliates own at least 7.5% of the outstanding Bidder Common Stock, at each annual meeting of the stockholders of Bidder, Bidder shall use its best efforts to nominate one designee of BAM for election as a director of Bidder if after such meeting no designee of BAM would hold office as a director of Bidder absent the election of a BAM designee as a director of Bidder at the meeting. Subject to the fiduciary duties of the Board of Directors of Bidder, Bidder shall use reasonable efforts to solicit from the stockholders of Bidder eligible to vote for the election of directors proxies in favor of the nominees selected in accordance with this
Section 9.7.

      9.8 Registration Rights.  Bidder hereby grants to BAM and its successors
          -------------------
and assigns the registration rights contained in 1 EXHIBIT 9.8 hereto which are hereby incorporated by reference in this Agreement with the same effect as if set forth herein in their entirety.

      9.9 Specific Performance.  Each of the Parties specifically acknowledges
          --------------------
and agrees that the remedy at law for any breach of the covenants contained in this Article 9 will be inadequate and that any other Party, in addition to any other relief available to them, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.


                                  ARTICLE  10

                                INDEMNIFICATION

      10.1 Indemnification by BAM.
            ----------------------

          (a) From and after the Closing, BAM shall indemnify and hold harmless OpCo, its successors and assigns and its officers, directors, employees, agents and any Person who controls any of the foregoing within the meaning of the Securities Act (each, an "Indemnified OpCo Party") from and against any
                          ----------------------
liabilities, claims, causes of action, demands, judgments, losses, costs, damages or expenses whatsoever (including reasonable attorneys', consultants' and other professional fees and disbursements of every kind, nature and description incurred by such Indemnified OpCo Party in connection therewith) (collectively, "Losses") that such Indemnified OpCo Party may sustain, suffer or
                ------
incur and that result from, arise out of or relate to (i) any breach of any of the representations, warranties, covenants or agreements of BAM contained in this Agreement or (ii) any BAM Retained Liability.

          (b) OpCo acknowledges and agrees that BAM shall not have any Liability under any provision of this Agreement for any Loss to the extent that such Loss relates to the failure to act or any action taken by OpCo or any other Person (other than BAM or any of its Affiliates in breach of this Agreement) or any Transaction Document after the Closing Date.

          (c) OpCo shall take and shall cause its Affiliates to take all reasonable steps to mitigate any Loss upon becoming aware of any event which would reasonably be expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the Loss.

          (d) Nothing herein shall be deemed to limit or restrict in any manner any rights or remedies which OpCo has or may have, at law, in equity or otherwise, against BAM based on a willful misrepresentation or willful breach of any warranty, covenant or agreement by BAM hereunder.

      10.2 Indemnification by Bidder.
           -------------------------

          (a) From and after the Closing, Bidder shall indemnify and hold harmless BAM, its successors and assigns and its officers, directors, employees, agents and any Person who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified BAM Party") from
                                                  ---------------------
and against any Losses that such Indemnified BAM Party may sustain, suffer or incur and that result from, arise out of or relate to any breach of any of the representations, warranties, covenants or agreements of Bidder contained in this Agreement.

          (b) BAM shall take and cause its Affiliates to take all reasonable steps to mitigate any Loss upon becoming aware of any event which would reasonably be expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the Loss.

          (c) Nothing herein shall be deemed to limit or restrict in any manner any rights or remedies which BAM has or may have, at law, in equity or otherwise, against Bidder and Bidder Member based on a willful misrepresentation or willful breach of any, covenant or agreement of warranty by Bidder and Bidder Member hereunder.

      10.3 Indemnification by OpCo.
           -----------------------

          (a) From and after the Closing, OpCo shall indemnify and hold harmless each Indemnified BAM Party from and against any Losses that such Indemnified BAM Party may sustain, suffer or incur and that result from, arise out of or relate to (i) any BAM Assumed Liability or (ii) events occurring after the Closing Date in connection with OpCo's business, including, without limitation, the use, ownership, possession or operation of the BAM Contributed Assets from and after the Closing Date.

          (b) BAM shall take and cause its Affiliates to take all reasonable steps to mitigate any Loss upon becoming aware of any event which would reasonably be expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the Loss.

          (c) Nothing herein shall be deemed to limit or restrict in any manner any rights or remedies which BAM has or may have, at law, in equity or otherwise, against OpCo based on a willful breach of any covenant or agreement hereunder.

      10.4 Indemnification by Bidder Member.
           --------------------------------

          (a) From and after the Closing, Bidder Member shall indemnify and hold harmless each Indemnified BAM Party from and against any Losses that such Indemnified BAM Party may sustain, suffer or incur and that result from, arise out of or relate to any breach of any of the representations, warranties, covenants or agreements of Bidder Member contained in this Agreement.

          (b) BAM shall take and cause its Affiliates to take all reasonable steps to mitigate any Loss upon becoming aware of any event which would reasonably be expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the Loss.

          (c) Nothing herein shall be deemed to limit or restrict in any manner any rights or remedies which BAM has or may have, at law, in equity or otherwise, against Bidder and Bidder Member based on a willful misrepresentation or willful breach of any, covenant or agreement of warranty by Bidder and Bidder Member hereunder.

      10.5 Procedure for Claims.
           --------------------

          (a) Any Person that desires to seek indemnification under any provision of this Section 10 or any other provision of this Agreement providing for indemnification (each, an "Indemnified Party") shall give notice (a "Claim
                               -----------------                         -----
Notice") to each party responsible or alleged to be responsible for
------
indemnification hereunder (an "Indemnitor") prior to any applicable Expiration
                               ----------
Date specified below. Such Claim Notice shall briefly explain the nature of the claim and the parties known to be involved, and shall specify the amount thereof. If the matter to which a claim relates shall not have been resolved as of the date of the Claim Notice, the Indemnified Party shall estimate the amount of the claim in the Claim Notice, but also specify therein that the claim has not yet been liquidated (an "Unliquidated Claim"). If an
                                                ------------------
Indemnified Party gives a Claim Notice for an Unliquidated Claim, the Indemnified Party shall also give a second Claim Notice (the "Liquidated Claim
                                                              ----------------
Notice") within sixty (60) days after the matter giving rise to the claim
------
becomes finally resolved, and the Second Claim Notice shall specify the amount of the claim. Any failure to give a Claim Notice in a timely manner pursuant to this Section 10.5(a) shall not limit the obligation of the Indemnitor under this
Section 10, except to the extent such Indemnitor is prejudiced thereby and except as otherwise provided in Section 10.8. Each Indemnitor to which a Claim Notice is given shall respond to any Indemnified Party that has given a Claim Notice (a "Claim Response") within thirty (30) days (the "Response Period")
           --------------                                 ---------------
after the later of (a) the date that the Claim Notice is given or (b) if a Claim Notice is first given with respect to an Unliquidated Claim, the date on which the Liquidated Claim Notice is given. Any Claim Notice or Claim Response shall be given in accordance with the notice requirements hereunder, and any Claim Response shall specify whether or not the Indemnitor giving the Claim Response disputes the claim described in the Claim Notice. If any Indemnitor fails to give a Claim Response within the Response Period, such Indemnitor shall be deemed not to dispute the claim described in the related Claim Notice. If any Indemnitor elects not to dispute a claim described in a Claim Notice, whether by failing to give a timely Claim Response or otherwise, then the amount of such claim shall be conclusively deemed to be an obligation of such Indemnitor. If the Indemnitor notifies the Indemnified Party in the Claim Response that it disputes the claim made by the Indemnified Party, then the Indemnitor and the Indemnified Party shall endeavor in good faith for a period of thirty (30) days to settle and compromise such claim, and if unable to agree on any settlement or compromise, such claim for indemnification shall be settled by arbitration in accordance with the provisions of Section 11.1 of this Agreement, and any Loss established by reason of such settlement, compromise or arbitration shall be deemed to be finally determined.

          (b) Any Loss that is finally determined in the manner set forth in
Section 10.5(a) shall be paid by the Indemnitor to the Indemnified Party within thirty (30) days after (a) the last day of the Claim Response Period or (b) the date on which such settlement, compromise or arbitration described in the last sentence of Section 10.5(a) shall have been deemed to be finally determined, as the case may be. If any Indemnitor fails to pay all or part of any indemnification obligation when due, then such Indemnitor shall also be obligated to pay to the applicable Indemnified Party interest on the unpaid amount for each day during which the obligation remains unpaid at an annual rate equal to the Prime Rate plus two percent (2%) per annum, and the Prime Rate in effect on the first (1st) business day of each calendar quarter shall apply to the amount of the unpaid obligation during such calendar quarter.

      10.6 Certain Limitations.  Notwithstanding anything to the contrary in
           -------------------
this Agreement, except as provided below in this Section 10.6, (i) OpCo shall be entitled to indemnification hereunder with respect to the breach of a representation, warranty, covenant or agreement by BAM only when the aggregate of all Losses to such Indemnified OpCo Parties from all such breaches exceeds on a cumulative basis $7,500,000 (the "Deductible Amount"), and then only to the
                                    -----------------
extent of such excess amount, and (ii) BAM shall not be liable under this Agreement for an aggregate amount in excess of $195,000,000 (the "Maximum
                                                                  -------
Indemnification").  The foregoing limitations with respect to the Maximum
---------------
Indemnification shall not apply, however, to any willful misrepresentation or
willful breach of warranty by BAM.    Notwithstanding the other provisions of
this Section 10, no Indemnified OpCo Party shall be entitled to seek indemnification under this Section 10 for any individual fact, circumstance, condition or occurrence that results in a breach of a representation or warranty that involves Losses of less than $25,000. Notwithstanding the foregoing provisions of this Section 10.6, the indemnification of OpCo by BAM for BAM Retained Liabilities pursuant to Section 10.1(a)(ii) shall not be subject to the Deductible Amount or any other deductible, the Maximum Indemnification limitation, or the limitation under the immediately preceding sentence.

      10.7 Non-Third Party Claims.  In no event shall BAM and its Affiliates,
           ----------------------
Bidder and its Affiliates, or Bidder Member and its Affiliates be liable to the other party hereto for any special, incidental or consequential damages incurred by such other party and caused by or arising out of any breach of any representation, warranty, covenant or agreement contained in this Agreement or the other Transaction Documents.

      10.8 Claims Period.  Any claim for indemnification under this Section 10
           -------------
shall be made by giving a Claim Notice under Section 10.5 on or before the applicable "Expiration Date" specified below in this Section 10.8, if any, or
            ---------------
the claim under this Section 10 shall be invalid. The following claims shall have the following respective "Expiration Dates": (i) June 30, 2000, with
                               ----------------
respect to any claims that are not specified in the succeeding clause (ii); or
(ii) the date on which the applicable statute of limitations expires with respect to any claim for Losses related to a (x) breach of any covenant or agreement or (y) a breach of warranty or misrepresentation under Sections
5.1.1, 5.1.2, 5.2.1, 5.2.2, 5.3.1, 5.3.2 and 5.3.11.  Notwithstanding the
foregoing or any other provision of this Agreement to the contrary, there shall be no Expiration Date with respect to (A) any claim by an Indemnified OpCo Party for Losses related to any BAM Retained Liability, or (B) any claim by an Indemnified BAM Party for Losses related to any BAM Assumed Liability . So long as an Indemnified Party gives a Claim Notice for an Unliquidated Claim on or before the applicable Expiration Date, if any, such Indemnified Party shall be entitled to pursue its rights to indemnification regardless of the date on which such Indemnified Party gives the related Liquidated Claim Notice.

      10.9 Third Party Claims.  An Indemnified Party that desires to seek
           ------------------
indemnification under any part of this Section 10 with respect to any actions, suits or other administrative or judicial proceedings (each, an "Action") that
                                                                 ------
may be instituted by a third party shall give each Indemnitor prompt notice of a third party's institution of such Action and tender defense of such Action to the Indemnitor, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that such Indemnified Party shall have the right to participate at its own expense in the defense of such Action; and provided, further, that the Indemnitor shall not consent to the entry of any judgment or enter into any settlement, that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a complete release therefrom, or (y) provides for injunctive or other non-monetary relief affecting the Indemnified Party, except with the written consent of such Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned). The Indemnified Party shall render all assistance and cooperation to the Indemnitor (at Indemnitor's sole expense) which the Indemnitor may request in defense of any such Action including, without limitation, the making of witnesses and documents available for depositions, interrogatories and court proceedings. Any failure to give prompt notice and to tender the defense of an Action pursuant to this Section 10.9 shall not bar an Indemnified Party's right to claim indemnification under this Section 10, except to the extent that an Indemnitor shall have been harmed by such failure.

      10.10 Effect of Investigation or Knowledge.  Except as otherwise provided
            ------------------------------------
herein, all covenants, agreements, representations and warranties made herein or in any agreement, instrument or certificate delivered pursuant to this Agreement shall not be deemed to be waived or otherwise affected by any investigation at any time made by or on behalf of any party hereto. No claim for a breach of representation or warranty shall be made by any Indemnified OpCo Party under
Section 10.1(a) or any Indemnified BAM Party under Sections 10.2 (a), 10.3(a) or 10.4(a) if (i) such claim is based on an event occurring prior to the Closing (whether or not also occurring prior to the date of this Agreement), (ii) either
(a) such event was disclosed by BAM, Bidder or Bidder Member, as the case may be, prior to the Closing in a writing which describes such event in reasonable detail or (b) Bidder, Bidder Member or BAM, as the case may be, had actual knowledge of such event or such misrepresentation or breach of warranty prior to the Closing, and (iii) the Closing occurs.

      10.11 Losses Net of Insurance, Etc.  The amount of any Loss for which
            -----------------------------
indemnification is provided under this Agreement shall be net of (i) any tax benefit (such as a deduction, credit or deferral) actually realized from any Loss, (ii) any amounts recovered by the Indemnified Party pursuant to any indemnification by or indemnification agreement with any third party, and (iii) any insurance proceeds or other cash receipts or sources of reimbursement received as an offset against such Loss. Each of OpCo and BAM shall make any claims for indemnification from a third party or insurance proceeds available to offset against such Loss and for which it will seek indemnification hereunder, and to pursue such claims in good faith. If the amount to be netted hereunder from any Loss is determined after payment by the Indemnitor of any amount otherwise required to be paid to an Indemnified Party pursuant to this Section 10.11, the Indemnified Party shall repay to the Indemnitor, promptly after such determination, any amount that the Indemnitor would not have had to pay pursuant to this Section 10.11 had such determination been made at the time of such payment.

      10.12 Sole Remedies.  Subject to the provisions of Sections 10.1(c),
            -------------
10.2(c), 10.3(c) and 10.4(c), the indemnification provisions set forth in this
Section 10 constitute the sole and exclusive post-Closing remedies of the parties hereto with respect to Losses arising out of or relating to this Agreement, and shall preclude the assertion after the Closing by any party of any other rights, or the seeking of any other remedies against any other party for claims arising out of or relating to this Agreement.


                                   ARTICLE 11

                                 MISCELLANEOUS

      11.1 Dispute Resolution.  In the case of any dispute, controversy or claim
           ------------------
between or among the parties hereto related to this Agreement or the transactions contemplated hereby or the other documents referred to herein, except for disputes related to obtaining the equitable remedies of specific performance, an injunction or a restraining order (a "Dispute"), the parties
                                                      -------
will use the procedures set forth in this Section 11.1, in lieu of any party pursuing other available remedies and as the sole remedy, to resolve the Dispute.

          11.1.1  Submission to Arbitration.  Any Dispute will be settled by
                  -------------------------
arbitration before three arbitrators in accordance with the Rules of the American Arbitration Association ("AAA") then in effect and as modified by this
                                   ---
Section 11.1 or by further agreement of the parties. In addition to what is allowed by the Rules of the AAA, discovery may be conducted according to the Federal Rules of Civil Procedure, to be enforced by the AAA, and if necessary, by a court having jurisdiction. Any such arbitration will be conducted in New York, New York, unless otherwise agreed by BAM and Bidder Member. The arbitrators will be selected from a panel of persons (such as retired jurists, distinguished legal or business professionals, and similar persons) knowledgeable in the specific areas which may be relevant to the claim, who have had more than ten (10) years of relevant experience in such areas, who have previously acted as arbitrators, and who are generally held in the highest regard among professionals in fields or businesses related or pertinent to such area. Judgment upon the award rendered by the arbitrators may be entered pursuant to applicable arbitration statutes.

          11.1.2 Authority of Arbitrators.  The arbitrators will have no
                 ------------------------
authority to award punitive damages nor any other damages not measured by the prevailing party's actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement.

          11.1.3 Confidentiality.  Neither the parties hereto nor the
                 ---------------
arbitrators may disclose the existence or results of any arbitration under this Agreement or any evidence presented during the course of the arbitration without the prior written consent of the parties, other than by entry of a judgment upon any arbitration award.

          11.1.4 Cost of Arbitration.  The arbitrators will have the authority
                 -------------------
to award to the prevailing party its attorneys' fees and costs incurred in any arbitration. Absent any such award, each party will bear its own costs incurred in the arbitration. If any party hereto refuses to submit to arbitration any Dispute required to be submitted to arbitration pursuant to this Section 11.1, and instead commences any other proceeding, including, without limitation, litigation (except to the extent otherwise expressly provided in this Agreement), then the party who seeks enforcement of the obligation to arbitrate will be entitled to its attorneys' fees and costs incurred in any such proceeding.

      11.2 Bidder's Reasonable Best Efforts Regarding Bidder Member's
           ----------------------------------------------------------
Performance. For so long as Bidder Member is a direct or indirect subsidiary of Bidder, Bidder will use its reasonable best efforts to cause Bidder Member to timely and completely observe and perform all of its agreements, covenants and obligations under this Agreement and all of the other Transaction Documents and all renewals, modifications, amendments and extensions thereof; provided,
                                                                --------
however, that in no event shall this Section 11.2 obligate Bidder to make any
-------
capital contributions or loan or otherwise provide any financial assistance to, or on behalf of, Bidder Member.

      11.3 Survival of Representations and Warranties.  All representations and
           ------------------------------------------
warranties made by the parties in this Agreement or pursuant hereto shall survive the Closing until the Expiration Date.

      11.4 Transfer Taxes.  BAM and Bidder Member shall each pay one-half of all
           --------------
state and local sales, documentary and other transfer Taxes, if any, due as a result of the contribution, purchase, sale or transfer of the BAM Contributed Assets hereunder.

      11.5 Termination.
           -----------

          (a) Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated by written notice of termination at any time before the Closing Date only as follows:

               (i) by mutual consent of Bidder and BAM;

               (ii) by BAM, upon written notice to Bidder given at any time after June 30, 1999 (or such later date as shall have been specified in a writing authorized on behalf of Bidder and BAM) if all of the conditions precedent set forth in Article 7 hereof have not been met;

               (iii) by Bidder, upon written notice to BAM given at any time after June 30, 1999 (or such later date as shall have been specified in a writing authorized on behalf of Bidder and BAM) if all of the conditions precedent set forth in Article 7 hereof have not been met;

               (iv) by Bidder at any time prior to the Closing if BAM shall have breached any of its representations, warranties or other obligations under this Agreement in any respect which would have a material and adverse effect on either (A) the Contributed BAM Assets and Assumed BAM Liabilities taken as a whole, or (B) on the ability of BAM to consummate the transactions contemplated hereby and such breach shall not have been cured within thirty (30) days after notice of such breach; or

               (v) by BAM at any time prior to the Closing if Bidder or Bidder Member shall have breached any of its representations, warranties or other obligations under this Agreement in any material respect and such breach shall not have been cured within thirty (30) days after notice of such breach.

          (b) In the event of the termination and abandonment hereof pursuant to the provisions of this Section 11.5, this Agreement (except for Sections 5.1.15, 5.3.4, 6.1.6, 6.1.7, 6.2.4, 6.2.6 and 11.6 which shall continue) shall become void and have no effect, without any liability on the part of any of the parties or their directors, officers, stockholders, partners or representatives in respect of this Agreement, unless the termination was the result of the representations and warranties of a party being materially incorrect when made or the material breach by such party of a covenant hereunder in which event the party whose representations and warranties were incorrect or who breached such covenant shall be liable to the other party for all costs and expenses of the other party in connection with the preparation, negotiation, execution and performance of this Agreement.

      11.6 Expenses.  Except as otherwise provided in this Agreement, each party
           --------
hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby.

      11.7 Contents of Agreement; Parties in Interest; etc.  This Agreement and
           -----------------------------------------------
the other Transaction Documents set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. This Agreement shall not be amended or modified except by written instrument duly executed by each of the parties hereto. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement and the other Transaction Documents. Any term or provision of this Agreement, or any breach thereof, may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party; provided, however, that any
                                                     --------  -------
waiver by any party of a breach of any term or provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar, unless such waiver specifically states that it is to be construed as a continuing waiver.

      11.8 Assignment and Binding Effect.  This Agreement may not be assigned by
           -----------------------------
any party hereto without the prior written consent of the other parties, provided that (i) BAM may assign its rights hereunder to any other wholly-owned (direct or indirect) subsidiary of BAM or Bell Atlantic Corporation or to any transferee of its entire remaining BAM HoldCo Interest, in each case, in compliance with Section 9.2, and (ii) each of Bidder and Bidder Member may assign any of its rights hereunder to any wholly-owned (direct or indirect) subsidiary of Bidder Member or Bidder or to any transferee of its entire remaining Bidder HoldCo Interest, in each case, in compliance with Section 9.1. No such assignment shall relieve BAM, Bidder or Bidder Member of their respective obligations hereunder except that in connection with a transfer by either Bidder Member or BAM of its entire remaining Bidder HoldCo Interest or BAM HoldCo Interest, respectively, made in accordance with the provisions of
Article 9, the transferring party shall be relieved only of its obligations under Articles 8 and 9 of this Agreement. For purposes of the foregoing, a transfer by merger by Bidder or BAM (whether or not Bidder or BAM is the surviving corporation), or any direct or indirect parent corporation of Bidder or BAM, shall not be deemed to be an assignment for purposes of this Section
11.8. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the permitted successors and assigns of BAM, Bidder and Bidder Member. All references herein to any party shall be deemed to include any successor to such party, including any corporate successor.

      11.9 Notices.  All notices, consents or other communications required or
           -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally, delivery charges prepaid, or three (3) business days after being sent by registered or certified mail (return receipt requested), postage prepaid, or one (1) business day after being sent by a nationally recognized express courier service, postage or delivery charges prepaid, to the parties at their respective addresses stated below. Notices may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within twenty-four (24) hours thereafter by a signed original sent in the manner provided in the preceding sentence. BAM shall also be furnished copies of any written notices exchanged hereunder by Bidder or Bidder Member with either HoldCo, HoldCo Sub or OpCo.
Any party may change its address for notice and the address to which copies must be sent by giving notice of the new address to the other parties in accordance with this Section 11.9, except that any notice of such change of address shall not be effective unless and until received.

          (a)  If to BAM:

               Bell Atlantic Mobile
               180 Washington Valley Road
               Bedminster, NJ  07921
               Attention: David Benson, CFO
               Fax. No.: 908-306-4350
               with required copies to:

               Bell Atlantic Corporation
               1717 Arch Street
               Philadelphia, PA  19103
               Attention: Philip R. Marx, Senior Attorney, Mergers &
                           Acquisitions

               Fax No.: 215-963-9195

                    and

               Morgan, Lewis & Bockius LLP
               1701 Market Street
               Philadelphia, PA  19103
               Attention: N. Jeffrey Klauder
               Fax No.: 215-963-5299

          (b)  If to Bidder or Bidder Member:

               Crown Castle International Corp.
               510 Bering Drive, Suite 500
               Houston, TX  77057
               Attention: David L. Ivy, President
               Fax No.: 713-570-3150

               with required copies to:

               Cravath, Swaine & Moore
               825 Eighth Avenue
               New York, NY 10019
               Attention:  Philip A. Gelston
               Fax. No.:   212-474-3700

      11.10 Tax Reporting.  BAM, the Transferring Partnerships, Bidder, Bidder
            -------------
Member, HoldCo, HoldCo Sub and OpCo shall report the transactions contemplated by this Agreement in the manner set forth in the following sentences for purposes of filing U.S. federal, state and local income and other Tax and information returns, and shall take and defend positions consistent therewith in all dealings with the Internal Revenue Service and relevant state tax authorities. Such parties shall report (i) the transfer of the BAM Contributed Assets to OpCo in exchange for membership interests in OpCo in part as a sale and in part as a contribution to which Section 721(a) of the Code applies, with the respective asset values for each such part to be determined in good faith by BAM and Bidder at the Closing in a manner consistent with Articles 2 and 3 of this Agreement, (ii) the contribution of the membership interests in OpCo as a contribution to which Section 721(a) of the Code applies and to which Section 708(b)(1)(B) of the Code does not apply, and (iii) the distribution of the proceeds of the Anticipated Financing to HoldCo Sub and subsequently to BAM and the Transferring Partnerships as a distribution of money that does not result in the recognition of any gain pursuant to Section 707 of the Code or Section 731(a)(1) of the Code on account of Section 752 or any other Section of the Code. Such parties shall file all U.S. federal, state and local income and other Tax returns consistently with the provisions of this Section 11.10.

      11.11 Delaware Law to Govern.  This Agreement shall be governed by and
            ----------------------
interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflict of law thereof.

      11.12 No Benefit to Others.  Except as expressly provided herein, the
            --------------------
representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and OpCo and they shall not be construed as conferring any rights on any other persons.

      11.13 Table of Contents; Headings.  The table of contents and all Section
            ---------------------------
headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

      11.14 Schedules and Exhibits.  All Exhibits, Annexes and Schedules
            ----------------------
referred to herein are intended to be and hereby are specifically made a part of this Agreement.

      11.15 Severability.  Any provision of this Agreement which is invalid or
            ------------
unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      11.16 Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

      11.17 Force Majeure.  Should any circumstance beyond the reasonable
            -------------
control of any party occur which delays or renders impossible the performance of its obligations under this Agreement on the date herein provided for, such obligation shall be postponed for such time as such performance necessarily has had to be suspended or delayed on account thereof. In either such event, all parties shall promptly meet to determine an equitable solution to the effects of such event, provided that any party who fails because of force majeure to perform its obligations hereunder will upon the cessation of the force majeure take all reasonable steps within its power to resume with the least possible delay compliance with its obligations. Events of force majeure shall include, without limitation, war, revolution, invasion, insurrection, riots, mob violence, sabotage or other civil disorders, acts of God, strikes or other labor disputes, acts, laws, regulations or rules of any government or governmental agency and any other circumstances beyond the reasonable control of the party, the obligations of whom are affected thereby.

      11.18 Directly or Indirectly.  Any provision in this Agreement referring
            ----------------------
to action to be taken by any Person, or that such Person is prohibited from taking, shall be applicable whether such action is taken directly or indirectly by such Person.

      11.19 Interpretation. When a reference is made in this Agreement to an
            --------------
Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first written.

                              CROWN CASTLE INTERNATIONAL CORP.

                                  /s/ David L. Ivy
                              By: __________________________________
                                  Name:  David L. Ivy
                                  Title: President


                              CCA INVESTMENT CORP.

                                  /s/ David L. Ivy
                              By: __________________________________
                                  Name:  David L. Ivy
                                  Title: President


                              CELLCO PARTNERSHIP

                              By: Bell Atlantic Mobile, Inc., its
                                     managing general partner

                                  /s/ David H. Benson
                              By: __________________________________
                                  Name:  David H. Benson
                                  Title: Chief Financial Officer


TRANSFERRING PARTNERSHIPS:

ORANGE COUNTY-POUGHKEEPSIE MSA
LIMITED PARTNERSHIP

By: NYNEX Mobile Limited Partnership 2, its
      managing general partner

      By: Cellco Partnership, its
      managing general partner

            By: Bell Atlantic Mobile, Inc., its
                  managing general partner

                /s/ David H. Benson
            By: __________________________________
                Name:  David H. Benson
                Title: Chief Financial Officer

                                   EXHIBIT A


Allentown SMSA Limited Partnership

Anderson Cellular Telephone Company

Columbia Cellular Telephone Company

New York SMSA Limited Partnership

Orange County - Poughkeepsie MSA Limited Partnership

Pennsylvania RSA No. 6 (II) Limited Partnership

Pittsburgh SMSA Limited Partnership

Washington, DC SMSA Limited Partnership